UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                 BlackRock Multi-Manager Alternative Strategies Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd         Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Manager Alternative Strategies Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed’) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2015

Investment Objective

BlackRock Multi-Manager Alternative Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2015, the Fund underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Underlying Fund Strategies

•

Relative Value Strategies seek to profit from mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

•

Event Driven Strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that alter a company’s financial structure or operating strategy. The intended goal of event driven strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event. This can be done by taking a long position in a security or other financial instrument that is believed to be underpriced or a short position in a security or other financial instrument that is believed to be overpriced.

•

Fundamental Long/Short Strategies involve buying or selling securities believed to be overpriced or underpriced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity- or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value.

•

Directional Trading Strategies seek to profit from changes in macro-level exposures, such as interest rates, currencies, equities and commodities. This strategy may involve analyzing fundamental macroeconomic inputs, as well as technical information such as price, to identify investment opportunities across a broad array of asset classes and geographies. These strategies may also include model driven trading strategies that use technical or fundamental inputs in order to make a trading decision across a portfolio of major global asset classes including fixed income, foreign exchange, equities and commodities. Trading decisions are made systematically using a rules based investment approach.

What factors influenced performance?

•	The Fund’s fundamental long/short equity strategy detracted from performance during the period, in part from exposures to specific sectors within U.S. and emerging market equities, as well as from being positioned with a long-bias. Fundamental long/short high yield and distressed credit strategies also constrained performance, as a result of exposure to European and U.S. distressed energy and financials.

•

The Fund’s directional trading strategies contributed positive performance during the period across each of currencies, equities, and fixed-income; returns were driven by positive performance in both technical and economic-based models. The Fund’s fundamental long/short credit strategies focused on deep value fundamental credit analysis and structured products contributed positive performance during the period, due in part to exposures focused on capital structure arbitrage, as well as select mortgage-backed and asset-backed securities.

•

The Fund’s event-driven trading strategies contributed slightly positive performance during the period through exposures to merger arbitrage, equity restructurings and spin-offs. Relative value trading strategies were an essentially neutral factor with respect to performance during the period.

•

The Fund, through its underlying sub-advisors, held derivatives during the period. The use of derivatives contributed positive performance during the period, primarily from global macro and relative value strategies. The Fund maintained a position in cash and cash equivalents as collateral against the Fund’s exposure to derivatives including, but not limited to, total return swaps, interest rate swaps, credit default swaps, and futures. The Fund’s cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added two additional sub-advisors to the portfolio, Achievement Asset Management LLC and Ionic Capital Management LLC, both of whom are focused on relative value strategies. The Fund removed three sub-advisors during the period, Loeb King Capital Management (event driven), PEAK6 Advisors LLC (relative value) and Independence Capital Asset Partners, LLC (fundamental long/short equity).

Describe portfolio positioning at period end.

•

Notwithstanding the categorization for financial reporting purposes, the Fund had the following approximate exposures: 34% long/short credit, 33% relative value, 15% global macro/managed futures, 8% long/short equity, 4% event driven and 6% other.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Fund Information

Ten Largest Holdings	Percent of Long-Term Investments

BlackRock Global Long/Short Equity Fund	20%
BlackRock Global Long/Short Credit Fund	5
VOLT XXIX LLC, Series 2014-NP10, Class A1	3
LightSquared LP, Term Loan	3
LightSquared LP, Delayed Draw Term Loan	2
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E	2
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2	2
Bear Stearns ALT-A Trust, Series 2005-10, Class 11A1	2
Bear Stearns ALT-A Trust, Series 2006-4, Class 23A4	2
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 2M3	2

Ten Largest Investments Sold Short	Percent of Investments Sold Short

SPDR S&P 500 ETF	4%
Consumer Staples Select Sector SPDR Fund	3
SunTrust Banks, Inc.	2
iShares Russell Mid-Cap Value ETF	2
WW Grainger, Inc.	2
TD Ameritrade Holding Corp.	2
Parker-Hannifin Corp.	2
Eaton Corp. PLC	2
Rockwell Automation, Inc.	2
KeyCorp	2

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	26%
Corporate Bonds	21
Common Stocks	16
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	10
Floating Rate Loan Interests	7
Preferred Securities	5
U.S. Government Sponsored Agency Securities	2
Warrants	1
Taxable Municipal Bonds	1

Sector Allocation	Percent of Investments Sold Short

Financials	35%
Investment Companies	15
Industrials	10
Energy	10
Materials	8
Consumer Discretionary	7
Information Technology	6
Health Care	5
Consumer Staples	3
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	5

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund allocates assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended August 31, 2015

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.88)%	(1.84)%	N/A	(1.18)%	N/A
Investor A	(2.99)	(2.15)	(7.29)%	(1.47)	(6.33)%
Investor C	(3.30)	(2.80)	(3.77)	(2.18)	(2.18)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02	0.03	N/A	0.03	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on August 7, 2014.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Including Dividend Expense, Stock Loan Fees and Interest Expense[7]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[8]	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period[7]	Ending Account Value August 31, 2015	Expenses Paid During the Period[8]
Institutional	$1,000.00	$971.20	$10.78	$8.99	$1,000.00	$1,014.27	$11.02	$1,016.08	$9.20
Investor A	$1,000.00	$970.10	$11.77	$9.88	$1,000.00	$1,013.26	$12.03	$1,015.17	$10.11
Investor C	$1,000.00	$967.00	$15.42	$13.39	$1,000.00	$1,009.53	$15.75	$1,011.59	$13.69

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.17% for Institutional, 2.37% for Investor A, and 3.11% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.81% for Institutional, 1.99% for Investor A, and 2.70% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2015 and held through August 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example on the previous page provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments August 31, 2015	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 2M3, 0.65%, 2/25/36 (a)	USD	1,776	$1,324,914
BlueMountain CLO Ltd., Series 2012-1A, Class E, 5.78%, 7/20/23 (a)(b)		1,000	994,935
Citigroup Mortgage Loan Trust, Series 2006-HE3, Class A2C, 0.33%, 12/25/36 (a)		1,190	741,376
Countrywide Asset-Backed Certificates, Series 2005-8, Class M5, 0.82%, 12/25/35 (a)		1,500	1,097,293
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1, Class A1, 0.31%, 11/25/36 (a)		568	338,561
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E, 4.73%, 10/25/25 (a)(b)		2,000	1,752,236
VOLT XXIX LLC, Series 2014-NP10, Class A1, 3.38%, 10/25/54 (b)		2,456	2,446,867
Total Asset-Backed Securities — 8.4%			8,696,182

Common Stocks
Aerospace & Defense — 0.7%
Honeywell International, Inc.		3,400	337,518
Huntington Ingalls Industries, Inc.		200	22,516
Spirit AeroSystems Holdings, Inc., Class A (c)		500	25,555
Textron, Inc.		8,200	318,160

			703,749
Airlines — 0.1%
Alaska Air Group, Inc.		400	29,944
Delta Air Lines, Inc.		200	8,756
JetBlue Airways Corp. (c)		1,200	26,784
SAS AB — Preference Shares		322	18,333
United Continental Holdings, Inc. (c)		200	11,394

			95,211
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (d)		4,800	142,896
Lear Corp.		400	41,116

			184,012
Automobiles — 0.1%
Ford Motor Co.		2,400	33,288
General Motors Co.		1,600	47,104

			80,392

Common Stocks	Shares	Value
Banks — 1.9%
Bank of America Corp. (d)	7,100	$116,014
Citizens Financial Group, Inc.	14,600	362,372
Comerica, Inc.	8,600	378,400
Co-Operative Bank PLC (c)	32,000	103,118
First Republic Bank (d)	6,100	367,891
Regions Financial Corp.	39,100	374,969
Zions Bancorporation (d)	10,100	292,900

		1,995,664
Beverages — 0.3%
PepsiCo, Inc.	3,000	278,790
Capital Markets — 1.3%
AR Capital Acquisition Corp. (c)	5,533	53,117
The Charles Schwab Corp.	6,600	200,508
Deutsche Bank AG	600	17,700
E*TRADE Financial Corp. (c)(d)	13,600	357,544
Global Defense & National Security Systems, Inc. (c)	10,000	105,400
Gores Holdings, Inc. (c)	6,000	60,060
Hennessy Capital Acquisition Corp. II (c)	6,854	67,992
Legg Mason, Inc. (d)	6,600	292,578
Morgan Stanley (d)	5,200	179,140

		1,334,039
Chemicals — 0.7%
Axalta Coating Systems Ltd. (c)	11,700	341,523
The Dow Chemical Co. (d)	600	26,256
Eastman Chemical Co.	200	14,492
Monsanto Co.	3,500	341,775
The Mosaic Co.	500	20,415

		744,461
Commercial Services & Supplies — 0.4%
The ADT Corp.	400	13,112
Tyco International PLC	10,400	377,416

		390,528
Communications Equipment — 0.0%
Harris Corp.	100	7,682
Consumer Finance — 0.7%
Ally Financial, Inc. (c)(d)	14,300	312,598
Discover Financial Services (d)	7,100	381,483
Navient Corp.	1,300	16,627
Santander Consumer USA Holdings, Inc.	100	2,246

		712,954

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
CAD	Canadian Dollar	GBP	British Pound	REIT	Real Estate Investment Trust
CHF	Swiss Franc	GO	General Obligation	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
DJIA	Dow Jones Industrial Average	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
ETF	Exchange-Traded Fund	MLP	Master Limited Partnership
ETN	Exchange-Traded Note	NOK	Norwegian Krone

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Consumer Services — 0.3%
H&R Block, Inc.	10,300	$350,406
Diversified Financial Services — 0.1%
Voya Financial, Inc.	1,600	68,928
Diversified Telecommunication Services — 0.5%
AT&T Inc.	3,000	99,600
CenturyLink, Inc.	1,700	45,968
FairPoint Communications, Inc. (c)	8,766	143,412
Globalstar, Inc. (c)(d)	73,917	130,094
Verizon Communications, Inc.	1,600	73,616

		492,690
Electric Utilities — 0.1%
Exelon Corp. (d)	2,600	79,976
FirstEnergy Corp.	1,500	47,940

		127,916
Electronic Equipment, Instruments & Components — 0.0%
Arrow Electronics, Inc. (c)	100	5,592
Avnet, Inc.	900	38,160

		43,752
Energy Equipment & Services — 0.0%
Halliburton Co.	600	23,610
Food Products — 0.0%
Bunge Ltd.	300	21,735
Pilgrim’s Pride Corp.	300	6,293

		28,028
Health Care Equipment & Supplies — 0.0%
Terumo Corp.	40	1,091
Health Care Providers & Services — 0.2%
Aetna, Inc.	300	34,356
Anthem, Inc. (d)	400	56,420
Cardinal Health, Inc.	600	49,362
Centene Corp. (c)	300	18,516
Community Health Systems, Inc. (c)	100	5,370
HCA Holdings, Inc. (c)	200	17,324
UnitedHealth Group, Inc.	400	46,280

		227,628
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp.	2,209	108,749
Darden Restaurants, Inc.	100	6,801
McDonald’s Corp.	3,800	361,076
Yum! Brands, Inc.	1,700	135,609

		612,235
Household Durables — 0.3%
Mohawk Industries, Inc. (c)	1,700	334,849
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	1,400	16,800
Industrial Conglomerates — 0.0%
Koninklijke Philips NV, NY Shares	300	7,692
Insurance — 0.2%
Everest Re Group Ltd.	500	87,905
MetLife, Inc.	200	10,020
Prudential Financial, Inc.	600	48,420
Unum Group	100	3,354

		149,699

Common Stocks	Shares	Value
Internet Software & Services — 0.1%
Google, Inc., Class C (c)	100	$61,825
Yahoo!, Inc. (c)	1,200	38,688

		100,513
IT Services — 0.3%
Computer Sciences Corp.	400	24,796
Fidelity National Information Services, Inc.	3,900	269,334
Sabre Corp.	300	8,166
The Western Union Co.	1,600	29,504

		331,800
Leisure Products — 0.0%
Mattel, Inc.	1,200	28,116
Machinery — 0.7%
Illinois Tool Works, Inc.	4,400	371,932
Ingersoll-Rand PLC	5,800	320,682

		692,614
Media — 0.3%
Comcast Corp., Class A	1,754	98,803
Liberty Global PLC (c)	3,000	134,610
News Corp., Class A (c)	400	5,452
News Corp., Class B (c)	956	13,221
Viacom, Inc., Class B	100	4,077

		256,163
Metals & Mining — 0.1%
Alcoa, Inc.	1,700	16,065
BHP Billiton Ltd. — ADR	2,000	73,660
Freeport-McMoRan, Inc.	3,565	37,932
Nucor Corp.	100	4,329
Steel Dynamics, Inc.	500	9,740
Thompson Creek Metals Co., Inc. (c)	327	157

		141,883
Multiline Retail — 0.1%
Target Corp. (d)	1,200	93,252
Oil, Gas & Consumable Fuels — 0.2%
BP PLC — ADR	1,800	60,372
HollyFrontier Corp.	300	14,058
Plains GP Holdings LP, Class A	7,600	148,884
Tesoro Corp.	200	18,402

		241,716
Paper & Forest Products — 0.0%
International Paper Co.	700	30,198
Personal Products — 0.1%
Unilever NV, NY Shares	1,250	50,150
Pharmaceuticals — 0.0%
Eli Lilly & Co.	300	24,705
Professional Services — 0.0%
ManpowerGroup, Inc.	300	26,070
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (c)	1,325	42,427
Semiconductors & Semiconductor Equipment — 0.2%
Ambarella, Inc. (c)	829	79,277
Intel Corp.	900	25,686
Lam Research Corp.	400	29,108
Micron Technology, Inc. (c)	400	6,564

See Notes to Consolidated Financial Statements.

10	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Skyworks Solutions, Inc.		100	$8,735

			149,370
Specialty Retail — 0.1%
Best Buy Co., Inc.		400	14,696
Dick’s Sporting Goods, Inc.		500	25,065
Staples, Inc.		1,600	22,736

			62,497
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc.		500	56,380
NetApp, Inc.		400	12,784
Seagate Technology PLC		200	10,280

			79,444
Textiles, Apparel & Luxury Goods — 0.0%
Coach, Inc.		800	24,200
Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp., Inc. (d)		18,700	173,910
Tobacco — 0.0%
Reynolds American, Inc.		300	25,125
Trading Companies & Distributors — 0.4%
AerCap Holdings NV (c)		600	25,224
HD Supply Holdings, Inc. (c)		10,700	353,100

			378,324
Wireless Telecommunication Services — 0.2%
NII Holdings, Inc. (c)		20,453	175,691
Total Common Stocks — 11.8%			12,140,974

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (b)	USD	650	692,250
Airlines — 0.1%
SAS AB, 3.63%, 4/01/19 (e)	SEK	1,000	98,334
Banks — 0.1%
Co-Operative Bank PLC, 11.00%, 12/20/23	GBP	67	115,349
Building Products — 0.6%
Apex Tool Group LLC, 7.00%, 2/01/21 (b)	USD	750	630,000
Chemicals — 1.6%
The Chemours Co., 6.63%, 5/15/23 (b)		800	696,000
Hexion, Inc.:
6.63%, 4/15/20		550	512,875
10.00%, 4/15/20		200	204,000
Toray Industries, Inc., 0.00%, 8/30/19 (e)(f)	JPY	20,000	208,273

			1,621,148

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies — 1.0%
1st Credit Holdings Ltd., 11.00%, 6/10/20	GBP	350	$577,354
Harland Clarke Holdings Corp., 9.75%, 8/01/18 (b)	USD	400	412,000

			989,354
Communications Equipment — 0.0%
Nortel Networks Ltd., 5.34%, 7/15/11 (c)(g)		54	47,250
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22	EUR	400	449,190
Diversified Consumer Services — 0.4%
Monitronics International, Inc., 9.13%, 4/01/20	USD	400	374,000
Diversified Financial Services — 0.6%
The Bank of New York Mellon Luxembourg SA, 4.23%, 12/30/99 (c)(e)(g)	EUR	1,400	357,403
CNG Holdings, Inc., 9.38%, 5/15/20 (b)(d)	USD	473	271,975

			629,378
Diversified Telecommunication Services — 1.0%
Avaya, Inc., 9.00%, 4/01/19 (b)		750	706,875
Oi SA, 5.75%, 2/10/22		522	375,840

			1,082,715
Energy Equipment & Services — 0.5%
Seadrill Ltd., 6.13%, 9/15/17 (b)		700	567,000
Health Care Providers & Services — 1.6%
HCA, Inc., 5.38%, 2/01/25		500	507,500
HealthSouth Corp., 2.00%, 12/01/43 (d)(e)		250	304,531
Kindred Healthcare, Inc., 8.00%, 1/15/20 (b)		156	170,918
Truven Health Analytics, Inc., 10.63%, 6/01/20		665	695,756

			1,678,705
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.00%, 10/01/20		400	395,000
Internet & Catalog Retail — 0.5%
Netflix, Inc., 5.75%, 3/01/24		448	467,600
Internet Software & Services — 0.6%
Monster Worldwide, Inc., 3.50%, 10/15/19 (b)(e)		150	226,125
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/01/23 (b)		383	382,502

			608,627
IT Services — 0.5%
APX Group, Inc., 6.38%, 12/01/19		550	534,188
Media — 1.5%
CCO Safari II LLC, 4.91%, 7/23/25 (b)		500	495,247
iHeartCommunications, Inc.:
10.00%, 1/15/18		262	190,278
9.00%, 3/01/21		85	75,331
9.00%, 9/15/22		45	39,150
10.63%, 3/15/23		548	491,830
Visant Corp., 10.00%, 10/01/17		276	224,940

			1,516,776

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining — 0.8%
FMG Resources August 2006 Pty Ltd., 9.75%, 3/01/22 (b)	USD	250	$228,438
Thompson Creek Metals Co., Inc., 12.50%, 5/01/19		674	409,253
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		148	140,230

			777,921
Multiline Retail — 0.3%
The Bon-Ton Department Stores, Inc., 8.00%, 6/15/21		400	260,000
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co. LLC:
6.75%, 11/01/20		65	34,450
6.38%, 9/15/22		161	82,110
Gastar Exploration, Inc., 8.63%, 5/15/18 (d)		229	187,780
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22		750	753,750

			1,058,090
Pharmaceuticals — 0.2%
Depomed, Inc., 2.50%, 9/01/21 (d)(e)		120	184,950
Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing, Inc.:
6.00%, 4/15/23 (b)		264	248,160
8.25%, 10/15/23 (b)		77	70,070

			318,230
Real Estate Management & Development — 0.4%
AAF Holdings LLC/AAF Finance Co. (12.00% Cash or 12.75% PIK), 12.38%, 7/01/19 (b)(d)(h)		391	399,311
Specialty Retail — 0.2%
Restoration Hardware Holdings, Inc., 0.00%, 7/15/20 (b)(d)(e)(f)		250	240,625
Textiles, Apparel & Luxury Goods — 0.5%
AVINTIV Specialty Materials, Inc., 6.88%, 6/01/19 (b)		551	559,265
Total Corporate Bonds — 15.8%			16,295,256

Floating Rate Loan Interests (a)
Commercial Services & Supplies — 0.3%
Cory Environmental (Denmark HoldCo) (LIBOR + 3.25% PIK), Term Loan, 3.83%, 12/31/19 (m)	GBP	66	96,310
Cory Environmental (Viking Consortium) (LIBOR + 3.25% PIK), Term Loan, 0.66%, 12/31/19 (m)		155	226,610

			322,920
Diversified Telecommunication Services — 4.5%
LightSquared LP:
Delayed Draw Term Loan, 9.00%, 12/31/15	USD	1,902	1,901,833
Term Loan, 8.75%, 6/15/20		2,000	1,950,000

Floating Rate Loan Interests (a)		Par (000)	Value
Diversified Telecommunication Services (concluded)
LightSquared, Inc., Term Loan B Delayed Draw, 9.00%, 12/31/15	USD	719	$718,917

			4,570,750
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.67%, 10/10/17		550	248,127
Food Products — 0.0%
Cucina Acquisition (UK) Ltd., D2 Term Loan Facility (GBP), 3.00% - 3.83%, 3/13/17	GBP	1	1,663
Specialty Retail — 0.4%
The Sports Authority, Inc., Term B Loan, 7.50%, 11/16/17	USD	476	405,195
Total Floating Rate Loan Interests — 5.4%			5,548,655

Investment Companies		Shares
BlackRock Global Long/Short Credit Fund (c)(i)		339,566	3,551,861
BlackRock Global Long/Short Equity Fund (c)(i)		1,284,164	15,037,559
Cohen & Steers REIT and Preferred Income Fund, Inc.		3,817	65,385
Credit Suisse Asset Management Income Fund, Inc.		18,900	54,432
The Cushing MLP Total Return Fund		4,442	14,614
ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN		3,500	59,850
ETRACS Monthly Pay 2xLeveraged Mortgage REIT ETN		4,500	68,355
Franklin Limited Duration Income Trust		4,900	54,831
Invesco Dynamic Credit Opportunities Fund		6,800	74,324
iPATH S&P 500 VIX Short-Term Futures ETN (c)(j)		7,300	196,005
iShares MSCI Brazil Capped ETF (i)		7,622	189,635
iShares MSCI USA Momentum Factor ETF (i)		700	48,790
Madison Covered Call & Equity Strategy Fund		8,330	62,142
The New America High Income Fund, Inc.		5,600	44,912
PIMCO Total Return Active ETF		1,306	139,324
Royce Micro-Cap Trust, Inc.		2,688	22,122
Salient Midstream & MLP Fund		1,000	17,090
The Swiss Helvetia Fund, Inc.		5,115	56,470
Tortoise Pipeline & Energy Fund, Inc.		800	17,240
Vanguard Total Bond Market ETF		1,334	108,641
VelocityShares Daily Inverse VIX Short-Term ETN (c)(j)		3,200	82,048
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund		1,661	17,524
Western Asset/Claymore Inflation-Linked Securities & Income Fund		2,596	27,907
Total Investment Companies — 19.4%			20,011,061

See Notes to Consolidated Financial Statements.

12	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 7.2%
Bear Stearns ALT-A Trust:
Series 2005-10, Class 11A1, 0.69%, 1/25/36 (a)	USD	1,903	$1,578,175
Series 2006-4, Class 23A4, 2.49%, 8/25/36 (a)		2,304	1,371,507
CHL Mortgage Pass-Through Trust, Series 2007-4, Class 1A36, 0.49%, 5/25/37 (a)		1,708	1,205,144
Countrywide Alternative Loan Trust:
Series 2005-J12, Class 2A4, 0.57%, 8/25/35 (a)		956	658,537
Series 2007-OA6, Class A1B, 0.39%, 6/25/37 (a)		999	852,299
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 0.35%, 2/25/37 (a)		2,071	1,720,280
Total Non-Agency Mortgage-Backed Securities — 7.2%			7,385,942

Preferred Securities

Capital Trusts
Banks — 0.3%
BNP Paribas Fortis SA, 1.99% (a)(e)(k)	EUR	250	208,467
HSH Nordbank AG, 2.31% (k)		429	72,210

			280,677
Diversified Financial Services — 0.6%
The Bank of New York Mellon Luxembourg SA, 4.47%, 12/15/50 (a)(e)		800	538,630
RESPARCS Funding II LP, 7.50% (k)		278	50,693

			589,323
Insurance — 0.3%
Syncora Holdings Ltd., 6.88% (a)(d)(k)	USD	1,023	378,510
Media — 0.2%
Quebecor, Inc., 4.13%, 10/15/18 (e)	CAD	200	207,905
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., 3.25%, 8/01/39 (e)	USD	150	217,219
Total Capital Trusts — 1.6%			1,673,634
Preferred Stocks		Shares
Food Products — 0.2%
Tyson Foods, Inc., 4.75%		4,327	222,667
Health Care Providers & Services — 0.2%
Kindred Healthcare, Inc., 7.50%		160	165,478
Insurance — 0.3%
Maiden Holdings Ltd., 7.25%		6,240	319,426
Metals & Mining — 0.2%
ArcelorMittal, 6.00%		15,000	194,250
Oil, Gas & Consumable Fuels — 0.3%
Southwestern Energy Co., 6.25% (d)		5,899	226,640
WPX Energy, Inc., 6.25%		1,062	41,397

			268,037
Pharmaceuticals — 0.2%
Allergan PLC, 5.50%		250	256,735

Preferred Stocks		Shares	Value
Real Estate Investment Trusts (REITs) — 0.3%
Crown Castle International Corp., 4.50% (d)		2,878	$300,434
Real Estate Management & Development — 0.3%
Forestar Group, Inc., 6.00%		15,000	258,450
Total Preferred Stocks — 2.0%			1,985,477
Total Preferred Securities — 3.6%			3,659,111

Taxable Municipal Bonds — 0.4%		Par (000)
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35	USD	500	363,130

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 1.8%
Fannie Mae:
Series 2001-61, Class SH, 7.70%, 11/18/31 (a)		171	39,097
Series 2006-126, Class CS, 6.50%, 1/25/37 (a)		749	155,225
Series 2007-77, Class SK, 5.67%, 8/25/37 (a)		790	103,966
Series 2007-88, Class VI, 6.34%, 9/25/37 (a)		649	123,668
Series 2015-42, Class AI, 1.88%, 6/25/55 (a)		1,874	131,100
Series 2015-64, Class SK, 1.71%, 9/25/55		2,000	137,500
Series 345, Class 15, 6.00%, 3/25/34 (a)		818	181,373
Freddie Mac:
Series 2416, Class SV, 7.55%, 5/15/31 (a)		604	151,426
Series 4413, Class WI, 1.83%, 10/15/41 (a)		1,369	102,931
Ginnie Mae:
Series 2005-69, Class SY, 6.55%, 11/20/33 (a)		297	53,662
Series 2012-16, Class NI, 6.00%, 5/20/39		567	127,947
Series 2013-44, Class IB, 5.00%, 5/16/42		566	142,678
Series 2014-183, Class IM, 5.00%, 6/20/35		535	137,661
Series 2014-2, Class TI, 5.50%, 1/20/44		669	146,596
Series 2015-95, Class KI, 6.00%, 2/20/43		494	126,532

			1,861,362
Total U.S. Government Sponsored Agency Securities — 1.8%			1,861,362

U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes, 1.50%, 1/31/22		166	162,204

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Warrants (c)	Shares	Value
Aerospace & Defense — 0.0%
Tempus Applied Solutions Holdings, Inc. (Issued/exercisable 2/04/13, 1 Share for 1 Warrant, Expires 7/31/20, Strike Price $11.50)	23,750	$10,096
Banks — 0.2%
Associated Banc-Corp. (Issued/exercisable 12/01/11, 1 Share for 1 Warrant, Expires 11/21/18, Strike Price $19.77)	11,200	25,200
Comerica, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $29.40)	258	3,888
SunTrust Banks, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $44.15)	11,520	48,384
Valley National Bancorp (Issued/exercisable 11/14/08, 1 Share for 1.1025 Warrant, Expires 11/14/18, Strike Price $16.11)	23,176	3,013
Zions Bancorporation (Issued/exercisable 5/20/10, 1 Share for 1.0119 Warrant, Expires 5/22/20, Strike Price $36.20)	16,400	73,800

		154,285
Biotechnology — 0.0%
BioTime, Inc. (Issued/exercisable 10/02/14, 1 Share for 1 Warrant, Expires 10/01/18, Strike Price $5.00)	27,619	21,267
CEL-SCI Corp. (Issued/exercisable 12/09/13, 1 Share for 1 Warrant, Expires 10/11/18, Strike Price $1.25)	12,500	2,450
ContraFect Corp. (Issued/exercisable 9/12/14, 1 Share for 1 Warrant, Expires 1/31/17, Strike Price $4.80)	353	671

		24,388
Capital Markets — 0.0%
Arowana, Inc. (Issued/exercisable 5/14/15, 1 Share for 1 Warrant, Expires 5/01/20, Strike Price $12.50)	16,633	2,079
Chemicals — 0.1%
AgroFresh Solutions, Inc. (Issued 3/31/14, exercisable 4/07/14, 1 Share for 1 Warrant, Expires 2/19/19, Strike Price $11.50)	32,265	66,143
Construction Materials — 0.2%
U.S. Concrete, Inc. (Issued 8/31/13, exercisable 9/27/13, 1 Share for 1 Warrant, Expires 8/31/17, Strike Price $26.68)	6,000	157,200
Electronic Equipment, Instruments & Components — 0.0%
Applied DNA Sciences, Inc. (Issued/exercisable 11/14/14, 1 Share for 1 Warrant, Expires 11/14/19, Strike Price $3.50)	12,800	17,280
Health Care Equipment & Supplies — 0.0%
Capnia, Inc. (Issued 11/07/14, exercisable 11/13/14, 1 Share for 1 Warrant, Expires 11/13/19, Strike Price $6.50)	2,000	806
Hotels, Restaurants & Leisure — 0.2%
Del Taco Restaurants, Inc. (Issued/exercisable 1/03/14, 1 Share for 1 Warrant, Expires 6/30/20, Strike Price $11.50)	31,343	117,850
Lindblad Expeditions Holdings, Inc. (Issued/exercisable 6/27/13, 1 Share for 1 Warrant, Expires 7/08/20, Strike Price $11.50)	18,540	33,187

		151,037

Warrants (c)	Shares	Value
Independent Power and Renewable Electricity Producers — 0.0%
Dynegy, Inc. (Issued/exercisable 10/02/12, 1 Share for 1 Warrant, Expires 10/02/17, Strike Price $40.00)	14	$34
Machinery — 0.0%
Blue Bird Corp. (Issued/exercisable 3/10/14, 1 Share for 1 Warrant, Expires 2/24/20, Strike Price $5.75)	26,334	30,284
Media — 0.0%
Global Eagle Entertainment, Inc. (Issued 5/13/11, exercisable 6/13/11, 1 Share for 1 Warrant, Expires 1/31/18, Strike Price $11.50)	14,345	45,187
Metals & Mining — 0.0%
HudBay Minerals, Inc. (Issued/exercisable 7/23/14, 1 Share for 1 Warrant, Expires 7/20/18, Strike Price $15.00)	15,000	4,447
Oil, Gas & Consumable Fuels — 0.0%
FieldPoint Petroleum Corp. (Issued/exercisable 3/28/12, 1 Share for 1 Warrant, Expires 3/23/18, Strike Price $4.00)	50,000	2,670
Kinder Morgan, Inc. (Issued/exercisable 2/15/12, 1 Share for 1 Warrant, Expires 5/25/17, Strike Price $40.00)	4,391	5,840

		8,510
Pharmaceuticals — 0.0%
Oculus Innovative Sciences, Inc. (Issued/exercisable 1/16/15, 1 Share for 1 Warrant, Expires 1/21/20, Strike Price $1.30)	20,000	6,800
Semiconductors & Semiconductor Equipment — 0.0%
Solar3D, Inc. (Issued/exercisable 3/03/15, 1 Share for 1 Warrant, Expires 3/09/20, Strike Price $4.15)	5,000	8,250
Technology Hardware, Storage & Peripherals — 0.0%
Eastman Kodak Co. (Issued/exercisable 10/29/13, 1 Share for 1 Warrant, Expires 9/03/18, Strike Price $16.12)	312	724
Thrifts & Mortgage Finance — 0.0%
Washington Federal, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $17.57)	4,728	25,389
Total Warrants — 0.7%		712,939
Total Long-Term Investments
(Cost — $79,960,087) — 74.7%		76,836,816

Short-Term Securities
Money Market Funds — 19.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (i)(l)	19,792,005	19,792,005
Total Short-Term Securities
(Cost — $19,792,005) — 19.2%		19,792,005

See Notes to Consolidated Financial Statements.

14	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Value
(Cost — $575,473) — 0.5%		$565,319
Total Investments Before Options Written and Investments Sold Short
(Cost — $100,327,565) — 94.4%		97,194,140

Options Written
(Premiums Received — $186,047) — (0.2)%		(242,785)

Investments Sold Short

Common Stocks	Shares
Aerospace & Defense — (0.2)%
Rockwell Collins, Inc.	3,100	(253,735)
Banks — (2.5)%
Associated Banc-Corp.	4,300	(78,948)
BB&T Corp.	7,400	(273,208)
CIT Group, Inc.	6,300	(273,672)
Comerica, Inc.	231	(10,164)
Huntington Bancshares, Inc.	25,400	(277,114)
JPMorgan Chase & Co.	3,700	(237,170)
KeyCorp.	20,300	(278,922)
SunTrust Banks, Inc.	10,700	(431,959)
SVB Financial Group	1,400	(175,112)
U.S. Bancorp	6,500	(275,275)
Zions Bancorporation	8,721	(252,909)

		(2,564,453)
Beverages — (0.1)%
Coca-Cola Enterprises, Inc.	800	(41,192)
Monster Beverage Corp.	100	(13,846)

		(55,038)
Biotechnology — (0.0)%
BioTime, Inc.	4,900	(14,798)
ContraFect Corp.	186	(913)

		(15,711)
Building Products — (0.0)%
Fortune Brands Home & Security, Inc.	400	(19,140)
Capital Markets — (1.6)%
The Bank of New York Mellon Corp.	6,100	(242,780)
The Goldman Sachs Group, Inc.	1,300	(245,180)
Northern Trust Corp.	3,800	(265,392)
Raymond James Financial, Inc.	5,100	(270,249)
SEI Investments Co.	400	(20,232)
State Street Corp.	3,800	(273,296)
TD Ameritrade Holding Corp.	8,400	(281,064)

		(1,598,193)
Chemicals — (0.5)%
AgroFresh Solutions, Inc.	16,573	(161,587)
FMC Corp.	400	(16,924)
LyondellBasell Industries NV, Class A	1,900	(162,222)
RPM International, Inc.	800	(35,080)
Toray Industries, Inc.	16,000	(140,878)
WR Grace & Co.	200	(19,788)

		(536,479)

Common Stocks	Shares	Value
Communications Equipment — (0.0)%
CommScope Holding Co., Inc.	100	$(3,235)
Motorola Solutions, Inc.	400	(25,928)

		(29,163)
Construction Materials — (0.3)%
U.S. Concrete, Inc.	5,372	(278,162)
Consumer Finance — (0.1)%
American Express Co.	800	(61,376)
Containers & Packaging — (0.0)%
Ball Corp.	400	(26,364)
Diversified Financial Services — (0.4)%
Berkshire Hathaway, Inc., Class B	700	(93,828)
CME Group, Inc.	2,700	(254,988)
McGraw Hill Financial, Inc.	300	(29,097)

		(377,913)
Diversified Telecommunication Services — (0.0)%
Zayo Group Holdings, Inc.	500	(13,985)
Electrical Equipment — (0.6)%
AMETEK, Inc.	900	(48,438)
Eaton Corp. PLC	4,900	(279,594)
Rockwell Automation, Inc.	2,500	(279,575)
Sensata Technologies Holding NV	300	(14,220)

		(621,827)
Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp., Class A	700	(36,652)
Applied DNA Sciences, Inc.	6,700	(23,919)
Trimble Navigation Ltd.	200	(3,780)

		(64,351)
Food Products — (0.3)%
The Hershey Co.	900	(80,568)
McCormick & Co., Inc. — Non-Voting Shares	400	(31,712)
Tyson Foods, Inc., Class A	3,705	(156,647)

		(268,927)
Health Care Equipment & Supplies — (0.1)%
DexCom, Inc.	200	(18,828)
Hologic, Inc.	300	(11,643)
IDEXX Laboratories, Inc.	300	(21,441)

		(51,912)
Health Care Providers & Services — (0.3)%
Brookdale Senior Living, Inc.	700	(19,194)
HealthSouth Corp.	4,870	(207,949)
Kindred Healthcare, Inc.	5,989	(120,259)

		(347,402)
Health Care Technology — (0.0)%
Cerner Corp.	500	(30,880)
Hotels, Restaurants & Leisure — (0.4)%
Carnival PLC — ADR	2,209	(112,239)
Del Taco Restaurants, Inc.	17,980	(228,166)
Lindblad Expeditions Holdings, Inc.	3,519	(33,642)

		(374,047)
Household Products — (0.2)%
Church & Dwight Co., Inc.	600	(51,768)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products (concluded)
Colgate-Palmolive Co.	1,700	$(106,777)

		(158,545)
Industrial Conglomerates — (0.0)%
Roper Technologies, Inc.	200	(32,418)
Insurance — (0.5)%
Alleghany Corp.	100	(46,979)
Aon PLC	300	(28,032)
Arch Capital Group Ltd.	1,100	(75,108)
Maiden Holdings Ltd.	16,830	(241,174)
Torchmark Corp.	1,400	(81,844)
WR Berkley Corp.	800	(43,424)

		(516,561)
Internet & Catalog Retail — (0.0)%
TripAdvisor, Inc.	200	(13,980)
Internet Software & Services — (0.3)%
Akamai Technologies, Inc.	300	(21,393)
Alibaba Group Holding Ltd. — ADR	480	(31,738)
CoStar Group, Inc.	100	(17,704)
Google, Inc., Class A	100	(64,782)
Monster Worldwide, Inc.	24,644	(179,162)
Twitter, Inc.	100	(2,779)
VeriSign, Inc.	200	(13,788)
Yahoo!, Inc.	700	(22,568)

		(353,914)
IT Services — (0.2)%
MasterCard, Inc., Class A	2,600	(240,162)
Machinery — (0.5)%
Blue Bird Corp.	4,581	(54,147)
Colfax Corp.	2,400	(93,096)
PACCAR, Inc.	2,000	(117,940)
Parker-Hannifin Corp.	2,600	(279,916)
WABCO Holdings, Inc.	100	(11,532)

		(556,631)
Media — (0.5)%
Charter Communications, Inc., Class A	100	(18,161)
Comcast Corp., Special Class A	854	(48,883)
DISH Network Corp., Class A	300	(17,781)
Global Eagle Entertainment, Inc.	6,666	(78,459)
Liberty Global PLC, Class A	3,000	(144,360)
Liberty Media Corp., Class A	1,000	(37,250)
Liberty Media Corp., Class C	1,300	(47,086)
News Corp., Class A	846	(11,531)
Quebecor, Inc., Class B	7,100	(152,189)

		(555,700)
Metals & Mining — (0.5)%
ArcelorMittal — NY Shares	22,950	(180,846)
BHP Billiton PLC — ADR	2,000	(70,140)
Rio Tinto PLC — ADR	5,400	(198,288)
Vale SA — ADR	10,000	(49,500)

		(498,774)
Multi-Utilities — (0.1)%
Dominion Resources, Inc.	1,800	(125,550)
Sempra Energy	200	(18,970)

		(144,520)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — (1.2)%
Antero Resources Corp.	100	$(2,584)
Cabot Oil & Gas Corp.	3,000	(71,010)
Cheniere Energy, Inc.	200	(12,430)
Chevron Corp.	1,000	(80,990)
Cimarex Energy Co.	100	(11,051)
Columbia Pipeline Group, Inc.	10,800	(273,888)
EQT Corp.	1,800	(140,076)
Kinder Morgan, Inc.	6,300	(204,183)
Pioneer Natural Resources Co.	100	(12,306)
Range Resources Corp.	200	(7,724)
Southwestern Energy Co.	9,587	(155,693)
Spectra Energy Corp.	8,900	(258,723)
WPX Energy, Inc.	4,465	(32,639)

		(1,263,297)
Personal Products — (0.1)%
Coty, Inc., Class A	400	(12,124)
Edgewell Personal Care Co.	200	(17,612)
Unilever PLC — ADR	1,125	(45,349)

		(75,085)
Pharmaceuticals — (0.3)%
Allergan PLC	600	(182,244)
Depomed, Inc.	5,619	(151,320)
Oculus Innovative Sciences, Inc.	2,868	(3,470)

		(337,034)
Real Estate Investment Trusts (REITs) — (0.2)%
Crown Castle International Corp.	1,979	(165,029)
Real Estate Management & Development — (0.3)%
Forestar Group, Inc.	18,527	(239,554)
Jones Lang LaSalle, Inc.	232	(34,538)

		(274,092)
Road & Rail — (0.0)%
Hertz Global Holdings, Inc.	400	(7,372)
Semiconductors & Semiconductor Equipment — (0.2)%
Intel Corp.	5,230	(149,264)
Linear Technology Corp.	600	(24,168)
Xilinx, Inc.	500	(20,945)

		(194,377)
Software — (0.1)%
ANSYS, Inc.	500	(44,300)
Autodesk, Inc.	300	(14,025)
NetSuite, Inc.	200	(17,770)
Workday, Inc., Class A	100	(7,026)

		(83,121)
Specialty Retail — (0.1)%
Restoration Hardware Holdings, Inc.	855	(79,070)
Textiles, Apparel & Luxury Goods — (0.1)%
Under Armour, Inc., Class A	1,000	(95,530)
Thrifts & Mortgage Finance — (0.1)%
Washington Federal, Inc.	3,657	(82,977)
Trading Companies & Distributors — (0.3)%
WW Grainger, Inc.	1,300	(290,472)
Water Utilities — (0.0)%
American Water Works Co., Inc.	400	(20,776)

See Notes to Consolidated Financial Statements.

16	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Wireless Telecommunication Services — (0.0)%
SBA Communications Corp., Class A		100	$(11,820)
Sprint Corp.		800	(4,048)

			(15,868)
Total Common Stocks — (13.3)%			(13,644,363)

Corporate Bonds		Par (000)
Banks — (0.3)%
HSH Nordbank AG:
0.78%, 2/14/17 (a)	USD	293	(223,241)
0.82%, 2/14/17 (a)		117	(89,278)

			(312,519)
Consumer Finance — (0.1)%
TMX Finance LLC/TitleMax Finance Corp., 8.50%, 9/15/18 (b)		180	(146,025)
Metals & Mining — (0.1)%
Vale Overseas Ltd., 4.38%, 1/11/22		130	(120,549)
Oil, Gas & Consumable Fuels — (0.5)%
California Resources Corp., 6.00%, 11/15/24		107	(79,341)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19		380	(261,250)
SandRidge Energy, Inc., 8.75%, 6/01/20 (b)		215	(146,200)

			(486,791)
Total Corporate Bonds — (1.0)%			(1,065,884)

Investment Companies	Shares	Value
Consumer Discretionary Select Sector SPDR Fund	600	$(44,988)
Consumer Staples Select Sector SPDR Fund	12,411	(587,164)
Direxion Daily Small Cap Bear 3X Shares	4,700	(54,896)
Energy Select Sector SPDR Fund	3,400	(225,862)
Financial Select Sector SPDR Fund	3,000	(70,290)
Health Care Select Sector SPDR Fund	1,300	(91,637)
Industrial Select Sector SPDR Fund	3,200	(164,128)
iShares MSCI Switzerland Capped ETF (i)	1,700	(54,094)
iShares Russell Mid-Cap Value ETF (i)	4,650	(324,384)
iShares TIPS Bond ETF (i)	356	(39,722)
Materials Select Sector SPDR Fund	2,500	(108,400)
ProShares Ultra VIX Short-Term Futures ETF (j)	1,000	(67,550)
SPDR S&P 500 ETF	3,080	(608,824)
SPDR S&P Oil & Gas Exploration & Production ETF	2,022	(77,281)
Technology Select Sector SPDR Fund	500	(20,115)
Vanguard REIT ETF	850	(62,926)

Total Investment Companies — (2.5)%		(2,602,261)
Total Investments Sold Short
(Proceeds — $18,432,064) — (16.8)%		(17,312,508)
Total Investments Net of Options Written and Investments Sold Short — 77.4%		79,638,847
Other Assets Less Liabilities — 22.6%		23,254,342

Net Assets — 100.0%		$102,893,189

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with short sales.

(e)	Convertible security.

(f)	Zero-coupon bond.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	During the year ended August 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Shares Purchased	Shares Sold	Shares Held at August 31, 2015	Value at August 31, 2015	Income	Realized Gain (Loss)/ Capital Gain
BlackRock Global Long/Short Credit Fund	686,813	514,285	(861,532)	339,566	$ 3,551,861	—	$64,261
BlackRock Global Long/Short Equity Fund	1,080,380	512,191	(308,407)	1,284,164	15,037,559	—	13,540
BlackRock Liquidity Funds, TempFund, Institutional Class	33,857,047	—	(14,065,042)[1]	19,792,005	19,792,005	$18,451	2,203
iShares MSCI Brazil Capped ETF	—	9,312	(1,690)	7,622	189,635	—	(5,488)
iShares MSCI USA Momentum Factor ETF	—	700	—	700	48,790	159	—
iShares 20+ Year Treasury Bond ETF	—	297	(297)	—	—	—	244
iShares 3-7 Year Treasury Bond ETF	—	356	(356)	—	—	—	111
Total					$38,619,850	$18,610	$74,871

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	17

Consolidated Schedule of Investments (continued)

Affiliate	Shares Held at August 31, 2014	Shares Purchased	Shares Sold	Shares Held at August 31, 2015	Value at August 31, 2015	Income	Realized Gain (Loss)/ Capital Gain
iShares 1-3 Year Credit Bond ETF	—	261	(261)	—	—	—	$ (68)
iShares 3-7 Year Treasury Bond ETF	—	1,466	(1,466)	—	—	—	578
iShares iBoxx $ High Yield Corporate Bond ETF	—	5,671	(5,671)	—	—	—	7,313
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	1,496	(1,496)	—	—	—	(3,431)
iShares MSCI Brazil Capped ETF	—	900	(900)	—	—	$(550)	2,896
iShares MSCI Hong Kong ETF	(490)	3,745	(3,255)	—	—	—	3,459
iShares MSCI Italy Capped ETF	(1,402)	1,655	(253)	—	—	—	(460)
iShares MSCI South Korea Capped ETF	—	1,376	(1,376)	—	—	—	(1,512)
iShares MSCI Spain Capped ETF	—	332	(332)	—	—	—	1,375
iShares MSCI Switzerland Capped ETF	—	—	(1,700)	(1,700)	$ (54,094)	—	—
iShares MSCI ThailandCapped ETF	—	149	(149)	—	—	—	470
iShares MSCI United Kingdom ETF	(855)	1,540	(685)	—	—	—	81
iShares Russell 2000 ETF	(556)	8,633	(8,077)	—	—	—	14,542
iShares Russell Mid-Cap Value ETF	—	9,500	(14,150)	(4,650)	(324,384)	—	12,473
iShares TIPS Bond ETF	—	—	(356)	(356)	(39,722)	—	—
Total					$(418,200)	$(550)	$37,716

[1]	Represents net shares sold.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Represents the current yield as of report date.

(m)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

      Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
	Amsterdam Exchanges Index
4	Futures	Amsterdam	September 2015	USD	399,259	$(18,134)
13	ASX SPI 200 Index Futures	Sydney	September 2015	USD	1,195,053	6,013
	Australian Government Bonds
(49)	(10 Year)	Sydney	September 2015	USD	4,491,433	(91,712)
58	Australian Government Bonds (3 Year)	Sydney	September 2015	USD	4,635,497	507
3	CAC 40 10 Euro Future Index	Paris	September 2015	USD	156,607	376
2	DAX Index Futures	Eurex	September 2015	USD	574,931	6,116
(18)	E-Mini DJIA ($5)	Chicago Board of Trade	September 2015	USD	1,485,720	36,985
(26)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	2,559,960	87,140
	E-Mini S&P Consumer Staples
1	Select Sector Index Futures	Chicago Mercantile	September 2015	USD	47,330	939
2	Euro STOXX 50 Index	Eurex	September 2015	USD	73,366	224
20	Euro-Bobl	Eurex	September 2015	USD	2,918,252	628
(2)	Euro-Bund	Eurex	September 2015	USD	343,579	1,683
(84)	Euro-Schatz	Eurex	September 2015	USD	10,486,921	(3,406)
(2)	FTSE 100 Index	ICE Futures Europe	September 2015	USD	190,799	775
(4)	Hang Seng Index Futures	Hong Kong	September 2015	USD	553,906	(4,994)
	Japanese Government Bonds
5	(10 Year)	Osaka	September 2015	USD	6,102,198	10,888
2	NASDAQ 100 E-Mini Futures	Chicago Mercantile	September 2015	USD	170,870	(9,905)
1	Nikkei 225 Index	Osaka	September 2015	USD	155,401	1,072

See Notes to Consolidated Financial Statements.

18	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
31	OMX Nordic Exchange	Stockholm	September 2015	USD	547,608	(20,328)
(8)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD	926,000	20,250
	S&P/Toronto Stock Exchange 60
7	Index	Montreal	September 2015	USD	866,327	$(15,248)
	SGX MSCI Singapore Index
(4)	Futures	Singapore	September 2015	USD	183,126	(1,021)
8	TOPIX Index	Osaka	September 2015	USD	1,011,919	(69,287)
(1)	30 Day Fed Fund Futures	Chicago Board of Trade	October 2015	USD	415,783	125
	3-month Euro Swiss Franc
4	Interest Rate Futures	ICE Futures Europe	December 2015	USD	1,042,259	(1,655)
10	ASX 90 Day Bank Accepted Bills	Sydney	December 2015	USD	7,082,600	1,702
8	Canadian Bankers Acceptance	Montreal	December 2015	USD	1,510,718	4,418
	Canadian Government Bonds
4	(10 Year)	Montreal	December 2015	USD	429,979	(6,058)
(1)	Long Gilt British	NYSE Liffe	December 2015	USD	179,827	(246)
(6)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2015	USD	927,750	7,063
75	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2015	USD	9,529,688	(31,750)
21	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2015	USD	4,587,844	(6,109)
45	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2015	USD	5,374,688	(18,281)
(10)	3-month EURIBOR	NYSE Liffe	June 2016	USD	2,805,925	(1,136)
88	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	21,825,100	7,138
29	Three Month Sterling	NYSE Liffe	June 2016	USD	5,515,263	7,327
Total						$(97,901)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,135	USD	3,794	JPMorgan Chase Bank N.A.	9/16/15	$ (143)
AUD	5,443	USD	3,882	JPMorgan Chase Bank N.A.	9/16/15	(12)
AUD	9,038	USD	6,446	JPMorgan Chase Bank N.A.	9/16/15	(20)
AUD	12,813	USD	9,599	JPMorgan Chase Bank N.A.	9/16/15	(488)
AUD	25,820	USD	19,982	JPMorgan Chase Bank N.A.	9/16/15	(1,622)
AUD	58,837	USD	45,177	JPMorgan Chase Bank N.A.	9/16/15	(3,340)
AUD	62,226	USD	44,428	JPMorgan Chase Bank N.A.	9/16/15	(181)
AUD	73,145	USD	52,196	JPMorgan Chase Bank N.A.	9/16/15	(185)
AUD	96,607	USD	74,539	JPMorgan Chase Bank N.A.	9/16/15	(5,845)
AUD	171,346	USD	133,387	JPMorgan Chase Bank N.A.	9/16/15	(11,548)
AUD	250,955	USD	185,054	JPMorgan Chase Bank N.A.	9/16/15	(6,608)
AUD	257,183	USD	198,156	JPMorgan Chase Bank N.A.	9/16/15	(15,281)
AUD	262,917	USD	203,110	JPMorgan Chase Bank N.A.	9/16/15	(16,159)
AUD	306,546	USD	236,577	JPMorgan Chase Bank N.A.	9/16/15	(18,602)
AUD	417,947	USD	319,228	JPMorgan Chase Bank N.A.	9/16/15	(22,039)
AUD	507,924	USD	366,590	JPMorgan Chase Bank N.A.	9/16/15	(5,421)
AUD	731,677	USD	534,457	JPMorgan Chase Bank N.A.	9/16/15	(14,185)
AUD	972,872	USD	720,528	JPMorgan Chase Bank N.A.	9/16/15	(28,751)
AUD	974,557	USD	695,082	JPMorgan Chase Bank N.A.	9/16/15	(2,107)
AUD	993,150	USD	742,513	JPMorgan Chase Bank N.A.	9/16/15	(36,316)
AUD	1,471,653	USD	1,114,481	JPMorgan Chase Bank N.A.	9/16/15	(68,037)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	19

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,618,154	USD	1,154,114	JPMorgan Chase Bank N.A.	9/16/15	$ (3,498)
CAD	13,982	USD	11,403	JPMorgan Chase Bank N.A.	9/16/15	(776)
CAD	20,313	USD	16,475	JPMorgan Chase Bank N.A.	9/16/15	(1,035)
CAD	21,039	USD	15,991	JPMorgan Chase Bank N.A.	9/16/15	—
CAD	21,926	USD	16,515	JPMorgan Chase Bank N.A.	9/16/15	151
CAD	59,509	USD	48,316	JPMorgan Chase Bank N.A.	9/16/15	(3,085)
CAD	59,814	USD	46,101	JPMorgan Chase Bank N.A.	9/16/15	(638)
CAD	65,472	USD	49,955	JPMorgan Chase Bank N.A.	9/16/15	(191)
CAD	90,047	USD	68,542	JPMorgan Chase Bank N.A.	9/16/15	(99)
CAD	96,724	USD	74,732	JPMorgan Chase Bank N.A.	9/16/15	(1,214)
CAD	118,511	USD	92,557	JPMorgan Chase Bank N.A.	9/16/15	(2,480)
CAD	126,974	USD	97,408	JPMorgan Chase Bank N.A.	9/16/15	(898)
CAD	128,527	USD	104,824	JPMorgan Chase Bank N.A.	9/16/15	(7,134)
CAD	140,026	USD	107,530	JPMorgan Chase Bank N.A.	9/16/15	(1,099)
CAD	161,107	USD	122,362	JPMorgan Chase Bank N.A.	9/16/15	91
CAD	163,563	USD	132,800	JPMorgan Chase Bank N.A.	9/16/15	(8,479)
CAD	262,061	USD	200,499	JPMorgan Chase Bank N.A.	9/16/15	(1,312)
CAD	274,921	USD	211,063	JPMorgan Chase Bank N.A.	9/16/15	(2,102)
CAD	296,942	USD	233,438	JPMorgan Chase Bank N.A.	9/16/15	(7,739)
CAD	635,527	USD	487,080	JPMorgan Chase Bank N.A.	9/16/15	(4,031)
CAD	677,637	USD	513,854	JPMorgan Chase Bank N.A.	9/16/15	1,202
CAD	816,493	USD	621,498	JPMorgan Chase Bank N.A.	9/16/15	(900)
CAD	821,971	USD	632,264	JPMorgan Chase Bank N.A.	9/16/15	(7,503)
CAD	825,309	USD	624,977	JPMorgan Chase Bank N.A.	9/16/15	2,321
CAD	1,083,149	USD	828,598	JPMorgan Chase Bank N.A.	9/16/15	(5,321)
CAD	1,567,790	USD	1,231,169	JPMorgan Chase Bank N.A.	9/16/15	(39,527)
CAD	1,605,597	USD	1,271,081	JPMorgan Chase Bank N.A.	9/16/15	(50,704)
CAD	1,623,321	USD	1,222,690	JPMorgan Chase Bank N.A.	9/16/15	11,159
EUR	4,911	USD	5,386	JPMorgan Chase Bank N.A.	9/16/15	126
EUR	6,112	USD	6,680	JPMorgan Chase Bank N.A.	9/16/15	180
EUR	9,440	USD	10,349	JPMorgan Chase Bank N.A.	9/16/15	246
EUR	12,551	USD	13,959	JPMorgan Chase Bank N.A.	9/16/15	128
EUR	14,037	USD	15,348	JPMorgan Chase Bank N.A.	9/16/15	407
EUR	33,064	USD	36,619	JPMorgan Chase Bank N.A.	9/16/15	493
EUR	42,498	USD	46,467	JPMorgan Chase Bank N.A.	9/16/15	1,233
EUR	62,452	USD	68,502	JPMorgan Chase Bank N.A.	9/16/15	1,595
EUR	72,038	USD	79,791	JPMorgan Chase Bank N.A.	9/16/15	1,065
EUR	75,789	USD	87,114	JPMorgan Chase Bank N.A.	9/16/15	(2,048)
EUR	86,565	USD	98,446	JPMorgan Chase Bank N.A.	9/16/15	(1,285)
EUR	87,813	USD	100,935	JPMorgan Chase Bank N.A.	9/16/15	(2,373)
EUR	94,071	USD	102,811	JPMorgan Chase Bank N.A.	9/16/15	2,775
EUR	99,246	USD	108,846	JPMorgan Chase Bank N.A.	9/16/15	2,548
EUR	101,474	USD	110,556	JPMorgan Chase Bank N.A.	9/16/15	3,339
EUR	115,974	USD	130,661	JPMorgan Chase Bank N.A.	9/16/15	(491)
EUR	116,553	USD	130,983	JPMorgan Chase Bank N.A.	9/16/15	(163)
EUR	116,906	USD	129,380	JPMorgan Chase Bank N.A.	9/16/15	1,836

See Notes to Consolidated Financial Statements.

20	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	131,089	USD	142,530	JPMorgan Chase Bank N.A.	9/16/15	$ 4,606
EUR	180,045	USD	197,774	JPMorgan Chase Bank N.A.	9/16/15	4,310
EUR	205,923	USD	225,212	JPMorgan Chase Bank N.A.	9/16/15	5,917
EUR	224,246	USD	251,114	JPMorgan Chase Bank N.A.	9/16/15	581
EUR	275,992	USD	304,626	JPMorgan Chase Bank N.A.	9/16/15	5,149
EUR	276,494	USD	311,509	JPMorgan Chase Bank N.A.	9/16/15	(1,170)
EUR	299,501	USD	331,909	JPMorgan Chase Bank N.A.	9/16/15	4,253
EUR	325,060	USD	359,607	JPMorgan Chase Bank N.A.	9/16/15	5,243
EUR	388,613	USD	436,682	JPMorgan Chase Bank N.A.	9/16/15	(959)
EUR	475,568	USD	518,889	JPMorgan Chase Bank N.A.	9/16/15	14,893
EUR	687,710	USD	790,541	JPMorgan Chase Bank N.A.	9/16/15	(18,650)
EUR	716,745	USD	780,555	JPMorgan Chase Bank N.A.	9/16/15	23,925
EUR	934,295	USD	1,068,063	JPMorgan Chase Bank N.A.	9/16/15	(19,403)
EUR	980,000	USD	1,126,536	JPMorgan Chase Bank N.A.	9/16/15	(26,577)
EUR	980,000	USD	1,126,762	JPMorgan Chase Bank N.A.	9/16/15	(26,803)
GBP	6,994	USD	11,014	JPMorgan Chase Bank N.A.	9/16/15	(282)
GBP	9,427	USD	14,529	JPMorgan Chase Bank N.A.	9/16/15	(65)
GBP	11,543	USD	17,994	JPMorgan Chase Bank N.A.	9/16/15	(283)
GBP	20,162	USD	31,435	JPMorgan Chase Bank N.A.	9/16/15	(499)
GBP	49,182	USD	77,040	JPMorgan Chase Bank N.A.	9/16/15	(1,577)
GBP	56,380	USD	87,661	JPMorgan Chase Bank N.A.	9/16/15	(1,153)
GBP	66,053	USD	104,174	JPMorgan Chase Bank N.A.	9/16/15	(2,824)
GBP	70,680	USD	110,038	JPMorgan Chase Bank N.A.	9/16/15	(1,589)
GBP	70,999	USD	109,422	JPMorgan Chase Bank N.A.	9/16/15	(487)
GBP	86,360	USD	134,948	JPMorgan Chase Bank N.A.	9/16/15	(2,440)
GBP	91,094	USD	141,261	JPMorgan Chase Bank N.A.	9/16/15	(1,490)
GBP	91,720	USD	142,116	JPMorgan Chase Bank N.A.	9/16/15	(1,384)
GBP	93,282	USD	147,707	JPMorgan Chase Bank N.A.	9/16/15	(4,579)
GBP	99,966	USD	156,590	JPMorgan Chase Bank N.A.	9/16/15	(3,206)
GBP	113,970	USD	181,154	JPMorgan Chase Bank N.A.	9/16/15	(6,282)
GBP	114,180	USD	179,103	JPMorgan Chase Bank N.A.	9/16/15	(3,909)
GBP	121,983	USD	189,661	JPMorgan Chase Bank N.A.	9/16/15	(2,495)
GBP	130,859	USD	207,208	JPMorgan Chase Bank N.A.	9/16/15	(6,423)
GBP	134,609	USD	208,740	JPMorgan Chase Bank N.A.	9/16/15	(2,201)
GBP	150,462	USD	234,570	JPMorgan Chase Bank N.A.	9/16/15	(3,706)
GBP	192,419	USD	303,847	JPMorgan Chase Bank N.A.	9/16/15	(8,606)
GBP	215,406	USD	336,642	JPMorgan Chase Bank N.A.	9/16/15	(6,131)
GBP	236,386	USD	373,868	JPMorgan Chase Bank N.A.	9/16/15	(11,166)
GBP	277,071	USD	429,310	JPMorgan Chase Bank N.A.	9/16/15	(4,182)
GBP	280,612	USD	441,884	JPMorgan Chase Bank N.A.	9/16/15	(11,323)
GBP	344,474	USD	537,657	JPMorgan Chase Bank N.A.	9/16/15	(9,109)
GBP	368,125	USD	573,112	JPMorgan Chase Bank N.A.	9/16/15	(8,275)
GBP	372,169	USD	575,685	JPMorgan Chase Bank N.A.	9/16/15	(4,643)
GBP	406,285	USD	638,458	JPMorgan Chase Bank N.A.	9/16/15	(15,069)
JPY	4,438,173	USD	35,853	JPMorgan Chase Bank N.A.	9/16/15	765
JPY	4,950,578	USD	39,762	JPMorgan Chase Bank N.A.	9/16/15	1,084

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	21

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,073,317	USD	41,142	JPMorgan Chase Bank N.A.	9/16/15	$ 716
JPY	5,361,928	USD	43,663	JPMorgan Chase Bank N.A.	9/16/15	577
JPY	7,087,491	USD	57,660	JPMorgan Chase Bank N.A.	9/16/15	817
JPY	7,896,885	USD	65,176	JPMorgan Chase Bank N.A.	9/16/15	(26)
JPY	7,922,725	USD	64,134	JPMorgan Chase Bank N.A.	9/16/15	1,233
JPY	8,143,076	USD	66,203	JPMorgan Chase Bank N.A.	9/16/15	983
JPY	10,654,011	USD	86,066	JPMorgan Chase Bank N.A.	9/16/15	1,837
JPY	12,978,697	USD	104,906	JPMorgan Chase Bank N.A.	9/16/15	2,177
JPY	13,535,621	USD	109,788	JPMorgan Chase Bank N.A.	9/16/15	1,891
JPY	14,163,810	USD	115,279	JPMorgan Chase Bank N.A.	9/16/15	1,582
JPY	15,545,572	USD	126,104	JPMorgan Chase Bank N.A.	9/16/15	2,158
JPY	20,383,695	USD	164,767	JPMorgan Chase Bank N.A.	9/16/15	3,413
JPY	21,548,023	USD	174,171	JPMorgan Chase Bank N.A.	9/16/15	3,615
JPY	21,872,328	USD	181,980	JPMorgan Chase Bank N.A.	9/16/15	(1,518)
JPY	25,811,748	USD	213,033	JPMorgan Chase Bank N.A.	9/16/15	(87)
JPY	29,404,534	USD	238,550	JPMorgan Chase Bank N.A.	9/16/15	4,058
JPY	34,584,456	USD	278,187	JPMorgan Chase Bank N.A.	9/16/15	7,158
JPY	36,300,688	USD	295,840	JPMorgan Chase Bank N.A.	9/16/15	3,666
JPY	38,055,950	USD	307,784	JPMorgan Chase Bank N.A.	9/16/15	6,204
JPY	38,549,528	USD	312,619	JPMorgan Chase Bank N.A.	9/16/15	5,441
JPY	40,922,394	USD	328,205	JPMorgan Chase Bank N.A.	9/16/15	9,432
JPY	44,410,745	USD	367,641	JPMorgan Chase Bank N.A.	9/16/15	(1,222)
JPY	49,149,390	USD	406,868	JPMorgan Chase Bank N.A.	9/16/15	(1,352)
JPY	50,158,093	USD	403,342	JPMorgan Chase Bank N.A.	9/16/15	10,496
JPY	50,714,854	USD	414,664	JPMorgan Chase Bank N.A.	9/16/15	3,768
JPY	61,228,663	USD	495,197	JPMorgan Chase Bank N.A.	9/16/15	9,981
JPY	61,310,325	USD	510,107	JPMorgan Chase Bank N.A.	9/16/15	(4,255)
JPY	67,259,599	USD	547,188	JPMorgan Chase Bank N.A.	9/16/15	7,749
JPY	69,728,423	USD	558,910	JPMorgan Chase Bank N.A.	9/16/15	16,397
JPY	72,568,266	USD	581,994	JPMorgan Chase Bank N.A.	9/16/15	16,744
JPY	74,153,309	USD	598,116	JPMorgan Chase Bank N.A.	9/16/15	13,700
JPY	81,432,807	USD	656,864	JPMorgan Chase Bank N.A.	9/16/15	15,013
JPY	482,789,594	USD	3,939,891	JPMorgan Chase Bank N.A.	9/16/15	43,454
NOK	2,824	USD	342	JPMorgan Chase Bank N.A.	9/16/15	—
NOK	3,289	USD	426	JPMorgan Chase Bank N.A.	9/16/15	(28)
NOK	3,658	USD	443	JPMorgan Chase Bank N.A.	9/16/15	(1)
NOK	3,761	USD	461	JPMorgan Chase Bank N.A.	9/16/15	(6)
NOK	17,697	USD	2,290	JPMorgan Chase Bank N.A.	9/16/15	(152)
NOK	18,261	USD	2,238	JPMorgan Chase Bank N.A.	9/16/15	(31)
NOK	31,760	USD	3,897	JPMorgan Chase Bank N.A.	9/16/15	(59)
NOK	33,264	USD	4,102	JPMorgan Chase Bank N.A.	9/16/15	(82)
NOK	41,140	USD	5,048	JPMorgan Chase Bank N.A.	9/16/15	(77)
NOK	77,671	USD	9,925	JPMorgan Chase Bank N.A.	9/16/15	(539)
NOK	161,524	USD	20,287	JPMorgan Chase Bank N.A.	9/16/15	(767)
NOK	163,664	USD	19,718	JPMorgan Chase Bank N.A.	9/16/15	60
NOK	287,413	USD	36,938	JPMorgan Chase Bank N.A.	9/16/15	(2,205)

See Notes to Consolidated Financial Statements.

22	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	439,359	USD	53,566	JPMorgan Chase Bank N.A.	9/16/15	$ (471)
NOK	994,438	USD	127,069	JPMorgan Chase Bank N.A.	9/16/15	(6,895)
NOK	1,479,813	USD	191,453	JPMorgan Chase Bank N.A.	9/16/15	(12,623)
NOK	1,656,176	USD	199,237	JPMorgan Chase Bank N.A.	9/16/15	906
NOK	7,962,193	USD	1,030,121	JPMorgan Chase Bank N.A.	9/16/15	(67,919)
NZD	1,801	USD	1,199	JPMorgan Chase Bank N.A.	9/16/15	(59)
NZD	13,204	USD	9,414	JPMorgan Chase Bank N.A.	9/16/15	(1,056)
NZD	23,861	USD	15,888	JPMorgan Chase Bank N.A.	9/16/15	(784)
NZD	27,162	USD	17,815	JPMorgan Chase Bank N.A.	9/16/15	(622)
NZD	29,353	USD	19,490	JPMorgan Chase Bank N.A.	9/16/15	(910)
NZD	43,462	USD	28,608	JPMorgan Chase Bank N.A.	9/16/15	(1,097)
NZD	83,341	USD	58,038	JPMorgan Chase Bank N.A.	9/16/15	(5,284)
NZD	201,248	USD	134,068	JPMorgan Chase Bank N.A.	9/16/15	(6,680)
NZD	412,732	USD	267,961	JPMorgan Chase Bank N.A.	9/16/15	(6,706)
NZD	516,242	USD	336,955	JPMorgan Chase Bank N.A.	9/16/15	(10,179)
NZD	578,732	USD	378,789	JPMorgan Chase Bank N.A.	9/16/15	(12,458)
NZD	949,941	USD	611,829	JPMorgan Chase Bank N.A.	9/16/15	(10,526)
NZD	1,578,160	USD	1,125,064	JPMorgan Chase Bank N.A.	9/16/15	(126,105)
SEK	12,939	USD	1,577	JPMorgan Chase Bank N.A.	9/16/15	(48)
SEK	28,872	USD	3,397	JPMorgan Chase Bank N.A.	9/16/15	15
SEK	49,128	USD	5,690	JPMorgan Chase Bank N.A.	9/16/15	115
SEK	755,734	USD	92,085	JPMorgan Chase Bank N.A.	9/16/15	(2,786)
SEK	853,376	USD	100,404	JPMorgan Chase Bank N.A.	9/16/15	432
SEK	879,596	USD	103,875	JPMorgan Chase Bank N.A.	9/16/15	60
SEK	1,240,224	USD	143,646	JPMorgan Chase Bank N.A.	9/16/15	2,901
SEK	1,813,918	USD	213,897	JPMorgan Chase Bank N.A.	9/16/15	439
SEK	5,504,028	USD	652,737	JPMorgan Chase Bank N.A.	9/16/15	(2,370)
SEK	5,883,290	USD	694,707	JPMorgan Chase Bank N.A.	9/16/15	474
SEK	6,475,506	USD	766,937	JPMorgan Chase Bank N.A.	9/16/15	(1,779)
SEK	8,811,113	USD	1,066,063	JPMorgan Chase Bank N.A.	9/16/15	(24,925)
USD	253	AUD	345	JPMorgan Chase Bank N.A.	9/16/15	8
USD	253	AUD	345	JPMorgan Chase Bank N.A.	9/16/15	8
USD	294	AUD	381	JPMorgan Chase Bank N.A.	9/16/15	23
USD	318	AUD	433	JPMorgan Chase Bank N.A.	9/16/15	10
USD	548	AUD	711	JPMorgan Chase Bank N.A.	9/16/15	42
USD	3,119	AUD	4,051	JPMorgan Chase Bank N.A.	9/16/15	238
USD	5,820	AUD	7,560	JPMorgan Chase Bank N.A.	9/16/15	444
USD	8,401	AUD	11,519	JPMorgan Chase Bank N.A.	9/16/15	211
USD	9,254	AUD	12,634	JPMorgan Chase Bank N.A.	9/16/15	271
USD	10,645	AUD	14,477	JPMorgan Chase Bank N.A.	9/16/15	351
USD	20,291	AUD	27,506	JPMorgan Chase Bank N.A.	9/16/15	733
USD	23,602	AUD	32,021	JPMorgan Chase Bank N.A.	9/16/15	833
USD	24,060	AUD	31,226	JPMorgan Chase Bank N.A.	9/16/15	1,856
USD	24,839	AUD	33,806	JPMorgan Chase Bank N.A.	9/16/15	800
USD	27,350	AUD	36,930	JPMorgan Chase Bank N.A.	9/16/15	1,090
USD	33,527	AUD	45,476	JPMorgan Chase Bank N.A.	9/16/15	1,190

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	23

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,330	AUD	76,962	JPMorgan Chase Bank N.A.	9/16/15	$ 4,605
USD	84,650	AUD	116,620	JPMorgan Chase Bank N.A.	9/16/15	1,725
USD	107,325	AUD	144,915	JPMorgan Chase Bank N.A.	9/16/15	4,281
USD	110,730	AUD	143,637	JPMorgan Chase Bank N.A.	9/16/15	8,594
USD	153,648	AUD	210,712	JPMorgan Chase Bank N.A.	9/16/15	3,818
USD	222,215	AUD	306,141	JPMorgan Chase Bank N.A.	9/16/15	4,528
USD	334,493	AUD	455,284	JPMorgan Chase Bank N.A.	9/16/15	10,756
USD	420,250	AUD	573,716	JPMorgan Chase Bank N.A.	9/16/15	12,299
USD	508,867	AUD	693,754	JPMorgan Chase Bank N.A.	9/16/15	15,561
USD	591,423	AUD	831,865	JPMorgan Chase Bank N.A.	9/16/15	101
USD	706,881	AUD	980,000	JPMorgan Chase Bank N.A.	9/16/15	10,035
USD	719,368	AUD	979,655	JPMorgan Chase Bank N.A.	9/16/15	22,768
USD	719,476	AUD	979,655	JPMorgan Chase Bank N.A.	9/16/15	22,876
USD	838,482	AUD	1,162,158	JPMorgan Chase Bank N.A.	9/16/15	12,109
USD	855,554	AUD	1,119,039	JPMorgan Chase Bank N.A.	9/16/15	59,842
USD	875,318	AUD	1,141,138	JPMorgan Chase Bank N.A.	9/16/15	63,892
USD	897,281	AUD	1,221,741	JPMorgan Chase Bank N.A.	9/16/15	28,541
USD	596	CAD	773	JPMorgan Chase Bank N.A.	9/16/15	8
USD	889	CAD	1,170	JPMorgan Chase Bank N.A.	9/16/15	—
USD	951	CAD	1,165	JPMorgan Chase Bank N.A.	9/16/15	66
USD	3,732	CAD	4,913	JPMorgan Chase Bank N.A.	9/16/15	(2)
USD	6,391	CAD	8,295	JPMorgan Chase Bank N.A.	9/16/15	87
USD	6,688	CAD	8,696	JPMorgan Chase Bank N.A.	9/16/15	78
USD	7,557	CAD	9,932	JPMorgan Chase Bank N.A.	9/16/15	8
USD	9,071	CAD	11,488	JPMorgan Chase Bank N.A.	9/16/15	340
USD	27,978	CAD	34,475	JPMorgan Chase Bank N.A.	9/16/15	1,775
USD	35,858	CAD	44,184	JPMorgan Chase Bank N.A.	9/16/15	2,275
USD	76,827	CAD	97,830	JPMorgan Chase Bank N.A.	9/16/15	2,468
USD	84,842	CAD	112,745	JPMorgan Chase Bank N.A.	9/16/15	(853)
USD	90,849	CAD	110,677	JPMorgan Chase Bank N.A.	9/16/15	6,725
USD	104,624	CAD	129,243	JPMorgan Chase Bank N.A.	9/16/15	6,390
USD	116,166	CAD	145,578	JPMorgan Chase Bank N.A.	9/16/15	5,515
USD	126,117	CAD	163,888	JPMorgan Chase Bank N.A.	9/16/15	1,549
USD	137,682	CAD	170,080	JPMorgan Chase Bank N.A.	9/16/15	8,409
USD	138,115	CAD	181,926	JPMorgan Chase Bank N.A.	9/16/15	(163)
USD	147,545	CAD	194,648	JPMorgan Chase Bank N.A.	9/16/15	(403)
USD	223,018	CAD	289,596	JPMorgan Chase Bank N.A.	9/16/15	2,903
USD	258,006	CAD	319,103	JPMorgan Chase Bank N.A.	9/16/15	15,463
USD	281,069	CAD	357,914	JPMorgan Chase Bank N.A.	9/16/15	9,027
USD	285,485	CAD	347,795	JPMorgan Chase Bank N.A.	9/16/15	21,134
USD	323,347	CAD	398,253	JPMorgan Chase Bank N.A.	9/16/15	20,644
USD	537,495	CAD	658,276	JPMorgan Chase Bank N.A.	9/16/15	37,154
USD	687,915	CAD	842,497	JPMorgan Chase Bank N.A.	9/16/15	47,552
USD	691,055	CAD	868,602	JPMorgan Chase Bank N.A.	9/16/15	30,841
USD	1,031,616	CAD	1,367,040	JPMorgan Chase Bank N.A.	9/16/15	(7,440)
USD	1,170,946	CAD	1,516,740	JPMorgan Chase Bank N.A.	9/16/15	18,106

See Notes to Consolidated Financial Statements.

24	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,469,133	CAD	1,869,818	JPMorgan Chase Bank N.A.	9/16/15	$ 47,927
USD	171	EUR	154	JPMorgan Chase Bank N.A.	9/16/15	(2)
USD	393	EUR	349	JPMorgan Chase Bank N.A.	9/16/15	1
USD	563	EUR	500	JPMorgan Chase Bank N.A.	9/16/15	2
USD	770	EUR	700	JPMorgan Chase Bank N.A.	9/16/15	(16)
USD	3,880	EUR	3,515	JPMorgan Chase Bank N.A.	9/16/15	(66)
USD	4,310	EUR	3,876	JPMorgan Chase Bank N.A.	9/16/15	(41)
USD	5,572	EUR	4,969	JPMorgan Chase Bank N.A.	9/16/15	(5)
USD	10,661	EUR	9,561	JPMorgan Chase Bank N.A.	9/16/15	(70)
USD	19,250	EUR	17,464	JPMorgan Chase Bank N.A.	9/16/15	(352)
USD	19,938	EUR	17,726	JPMorgan Chase Bank N.A.	9/16/15	43
USD	22,222	EUR	19,989	JPMorgan Chase Bank N.A.	9/16/15	(213)
USD	25,713	EUR	23,708	JPMorgan Chase Bank N.A.	9/16/15	(897)
USD	27,349	EUR	24,561	JPMorgan Chase Bank N.A.	9/16/15	(219)
USD	29,324	EUR	25,961	JPMorgan Chase Bank N.A.	9/16/15	185
USD	44,030	EUR	39,273	JPMorgan Chase Bank N.A.	9/16/15	(50)
USD	63,679	EUR	55,815	JPMorgan Chase Bank N.A.	9/16/15	1,032
USD	68,737	EUR	61,482	JPMorgan Chase Bank N.A.	9/16/15	(271)
USD	72,522	EUR	64,700	JPMorgan Chase Bank N.A.	9/16/15	(98)
USD	89,859	EUR	80,389	JPMorgan Chase Bank N.A.	9/16/15	(370)
USD	102,541	EUR	92,445	JPMorgan Chase Bank N.A.	9/16/15	(1,220)
USD	126,884	EUR	114,949	JPMorgan Chase Bank N.A.	9/16/15	(2,135)
USD	130,151	EUR	116,070	JPMorgan Chase Bank N.A.	9/16/15	(127)
USD	134,818	EUR	120,278	JPMorgan Chase Bank N.A.	9/16/15	(183)
USD	151,873	EUR	135,188	JPMorgan Chase Bank N.A.	9/16/15	137
USD	162,617	EUR	148,074	JPMorgan Chase Bank N.A.	9/16/15	(3,583)
USD	172,826	EUR	157,422	JPMorgan Chase Bank N.A.	9/16/15	(3,865)
USD	189,599	EUR	169,114	JPMorgan Chase Bank N.A.	9/16/15	(216)
USD	193,390	EUR	170,932	JPMorgan Chase Bank N.A.	9/16/15	1,535
USD	198,623	EUR	179,891	JPMorgan Chase Bank N.A.	9/16/15	(3,288)
USD	225,212	EUR	201,114	JPMorgan Chase Bank N.A.	9/16/15	(520)
USD	247,238	EUR	227,483	JPMorgan Chase Bank N.A.	9/16/15	(8,090)
USD	247,239	EUR	224,734	JPMorgan Chase Bank N.A.	9/16/15	(5,004)
USD	251,986	EUR	223,643	JPMorgan Chase Bank N.A.	9/16/15	968
USD	327,751	EUR	287,276	JPMorgan Chase Bank N.A.	9/16/15	5,311
USD	380,556	EUR	341,695	JPMorgan Chase Bank N.A.	9/16/15	(2,965)
USD	447,790	EUR	405,669	JPMorgan Chase Bank N.A.	9/16/15	(7,536)
USD	786,458	EUR	713,002	JPMorgan Chase Bank N.A.	9/16/15	(13,820)
USD	872,056	EUR	770,261	JPMorgan Chase Bank N.A.	9/16/15	7,510
USD	1,103,445	EUR	979,651	JPMorgan Chase Bank N.A.	9/16/15	3,877
USD	1,141,687	EUR	1,026,813	JPMorgan Chase Bank N.A.	9/16/15	(10,816)
USD	1,580,862	EUR	1,403,383	JPMorgan Chase Bank N.A.	9/16/15	5,694
USD	378	GBP	244	JPMorgan Chase Bank N.A.	9/16/15	4
USD	676	GBP	436	JPMorgan Chase Bank N.A.	9/16/15	7
USD	1,453	GBP	932	JPMorgan Chase Bank N.A.	9/16/15	23
USD	13,256	GBP	8,563	JPMorgan Chase Bank N.A.	9/16/15	117

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	25

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,167	GBP	13,557	JPMorgan Chase Bank N.A.	9/16/15	$ 366
USD	47,609	GBP	30,978	JPMorgan Chase Bank N.A.	9/16/15	77
USD	51,144	GBP	33,111	JPMorgan Chase Bank N.A.	9/16/15	340
USD	61,791	GBP	39,624	JPMorgan Chase Bank N.A.	9/16/15	993
USD	88,331	GBP	56,682	JPMorgan Chase Bank N.A.	9/16/15	1,360
USD	97,388	GBP	61,909	JPMorgan Chase Bank N.A.	9/16/15	2,397
USD	98,523	GBP	63,282	JPMorgan Chase Bank N.A.	9/16/15	1,426
USD	99,178	GBP	63,684	JPMorgan Chase Bank N.A.	9/16/15	1,464
USD	99,226	GBP	64,222	JPMorgan Chase Bank N.A.	9/16/15	686
USD	99,595	GBP	64,021	JPMorgan Chase Bank N.A.	9/16/15	1,364
USD	109,945	GBP	70,906	JPMorgan Chase Bank N.A.	9/16/15	1,149
USD	110,352	GBP	70,818	JPMorgan Chase Bank N.A.	9/16/15	1,692
USD	136,392	GBP	87,276	JPMorgan Chase Bank N.A.	9/16/15	2,479
USD	137,603	GBP	88,546	JPMorgan Chase Bank N.A.	9/16/15	1,741
USD	142,244	GBP	90,967	JPMorgan Chase Bank N.A.	9/16/15	2,668
USD	146,260	GBP	93,855	JPMorgan Chase Bank N.A.	9/16/15	2,252
USD	172,602	GBP	110,485	JPMorgan Chase Bank N.A.	9/16/15	3,077
USD	196,586	GBP	126,118	JPMorgan Chase Bank N.A.	9/16/15	3,076
USD	201,158	GBP	129,061	JPMorgan Chase Bank N.A.	9/16/15	3,132
USD	274,084	GBP	178,498	JPMorgan Chase Bank N.A.	9/16/15	203
USD	296,871	GBP	190,155	JPMorgan Chase Bank N.A.	9/16/15	5,104
USD	302,422	GBP	193,932	JPMorgan Chase Bank N.A.	9/16/15	4,860
USD	332,189	GBP	213,018	JPMorgan Chase Bank N.A.	9/16/15	5,342
USD	369,301	GBP	238,744	JPMorgan Chase Bank N.A.	9/16/15	2,981
USD	475,705	GBP	307,165	JPMorgan Chase Bank N.A.	9/16/15	4,403
USD	541,757	GBP	349,190	JPMorgan Chase Bank N.A.	9/16/15	5,973
USD	573,332	GBP	369,996	JPMorgan Chase Bank N.A.	9/16/15	5,624
USD	727,578	GBP	466,920	JPMorgan Chase Bank N.A.	9/16/15	11,153
USD	787,380	GBP	509,617	JPMorgan Chase Bank N.A.	9/16/15	5,443
USD	830,886	GBP	534,666	JPMorgan Chase Bank N.A.	9/16/15	10,514
USD	855,099	GBP	543,511	JPMorgan Chase Bank N.A.	9/16/15	21,155
USD	1,026,287	GBP	662,307	JPMorgan Chase Bank N.A.	9/16/15	10,068
USD	1,230,967	GBP	800,087	JPMorgan Chase Bank N.A.	9/16/15	3,342
USD	1,326,298	GBP	850,939	JPMorgan Chase Bank N.A.	9/16/15	20,649
USD	964	JPY	119,309	JPMorgan Chase Bank N.A.	9/16/15	(20)
USD	4,165	JPY	518,564	JPMorgan Chase Bank N.A.	9/16/15	(113)
USD	10,103	JPY	1,250,405	JPMorgan Chase Bank N.A.	9/16/15	(214)
USD	20,421	JPY	2,529,963	JPMorgan Chase Bank N.A.	9/16/15	(452)
USD	25,100	JPY	3,109,528	JPMorgan Chase Bank N.A.	9/16/15	(556)
USD	33,595	JPY	4,151,516	JPMorgan Chase Bank N.A.	9/16/15	(658)
USD	38,840	JPY	4,766,459	JPMorgan Chase Bank N.A.	9/16/15	(486)
USD	47,025	JPY	5,710,909	JPMorgan Chase Bank N.A.	9/16/15	(94)
USD	50,824	JPY	6,271,539	JPMorgan Chase Bank N.A.	9/16/15	(921)
USD	73,399	JPY	9,083,663	JPMorgan Chase Bank N.A.	9/16/15	(1,547)
USD	108,578	JPY	13,499,186	JPMorgan Chase Bank N.A.	9/16/15	(2,799)
USD	133,853	JPY	16,620,221	JPMorgan Chase Bank N.A.	9/16/15	(3,275)

See Notes to Consolidated Financial Statements.

26	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	141,583	JPY	17,551,065	JPMorgan Chase Bank N.A.	9/16/15	$ (3,225)
USD	147,208	JPY	18,266,475	JPMorgan Chase Bank N.A.	9/16/15	(3,503)
USD	147,729	JPY	18,255,111	JPMorgan Chase Bank N.A.	9/16/15	(2,888)
USD	188,045	JPY	23,299,101	JPMorgan Chase Bank N.A.	9/16/15	(4,188)
USD	191,306	JPY	23,448,119	JPMorgan Chase Bank N.A.	9/16/15	(2,157)
USD	233,752	JPY	28,653,390	JPMorgan Chase Bank N.A.	9/16/15	(2,658)
USD	246,657	JPY	30,435,066	JPMorgan Chase Bank N.A.	9/16/15	(4,453)
USD	270,988	JPY	33,408,436	JPMorgan Chase Bank N.A.	9/16/15	(4,655)
USD	302,961	JPY	37,131,284	JPMorgan Chase Bank N.A.	9/16/15	(3,398)
USD	320,330	JPY	38,875,863	JPMorgan Chase Bank N.A.	9/16/15	(423)
USD	325,479	JPY	40,451,496	JPMorgan Chase Bank N.A.	9/16/15	(8,274)
USD	338,628	JPY	41,509,037	JPMorgan Chase Bank N.A.	9/16/15	(3,850)
USD	378,196	JPY	46,668,672	JPMorgan Chase Bank N.A.	9/16/15	(6,852)
USD	447,900	JPY	55,350,046	JPMorgan Chase Bank N.A.	9/16/15	(8,776)
USD	504,092	JPY	62,372,769	JPMorgan Chase Bank N.A.	9/16/15	(10,526)
USD	592,494	JPY	71,159,978	JPMorgan Chase Bank N.A.	9/16/15	5,376
USD	619,003	JPY	75,778,213	JPMorgan Chase Bank N.A.	9/16/15	(6,219)
USD	660,295	JPY	78,927,436	JPMorgan Chase Bank N.A.	9/16/15	9,090
USD	818,001	JPY	98,262,921	JPMorgan Chase Bank N.A.	9/16/15	7,265
USD	837,413	JPY	104,053,321	JPMorgan Chase Bank N.A.	9/16/15	(21,099)
USD	962,513	JPY	117,973,996	JPMorgan Chase Bank N.A.	9/16/15	(10,853)
USD	6,653	NOK	52,147	JPMorgan Chase Bank N.A.	9/16/15	351
USD	14,070	NOK	116,358	JPMorgan Chase Bank N.A.	9/16/15	9
USD	18,226	NOK	150,723	JPMorgan Chase Bank N.A.	9/16/15	11
USD	24,062	NOK	197,995	JPMorgan Chase Bank N.A.	9/16/15	135
USD	32,305	NOK	253,213	JPMorgan Chase Bank N.A.	9/16/15	1,706
USD	52,219	NOK	429,689	JPMorgan Chase Bank N.A.	9/16/15	293
USD	172,618	NOK	1,430,445	JPMorgan Chase Bank N.A.	9/16/15	(246)
USD	180,536	NOK	1,475,786	JPMorgan Chase Bank N.A.	9/16/15	2,193
USD	657,313	NOK	5,362,141	JPMorgan Chase Bank N.A.	9/16/15	9,318
USD	684,251	NOK	5,723,439	JPMorgan Chase Bank N.A.	9/16/15	(7,406)
USD	684,251	NOK	5,723,440	JPMorgan Chase Bank N.A.	9/16/15	(7,406)
USD	6,077	NZD	9,228	JPMorgan Chase Bank N.A.	9/16/15	235
USD	32,287	NZD	47,252	JPMorgan Chase Bank N.A.	9/16/15	2,377
USD	64,998	NZD	99,516	JPMorgan Chase Bank N.A.	9/16/15	2,005
USD	65,388	NZD	99,551	JPMorgan Chase Bank N.A.	9/16/15	2,373
USD	89,901	NZD	135,180	JPMorgan Chase Bank N.A.	9/16/15	4,333
USD	247,243	NZD	368,510	JPMorgan Chase Bank N.A.	9/16/15	13,979
USD	332,956	NZD	501,835	JPMorgan Chase Bank N.A.	9/16/15	15,300
USD	642,583	NZD	980,000	JPMorgan Chase Bank N.A.	9/16/15	22,253
USD	642,642	NZD	980,000	JPMorgan Chase Bank N.A.	9/16/15	22,312
USD	642,759	NZD	980,000	JPMorgan Chase Bank N.A.	9/16/15	22,429
USD	971,741	NZD	1,482,018	JPMorgan Chase Bank N.A.	9/16/15	33,639
USD	80	SEK	701	JPMorgan Chase Bank N.A.	9/16/15	(3)
USD	109	SEK	933	JPMorgan Chase Bank N.A.	9/16/15	(1)
USD	927	SEK	7,880	JPMorgan Chase Bank N.A.	9/16/15	(4)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	27

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	973	SEK	8,254	JPMorgan Chase Bank N.A.	9/16/15	$ (2)
USD	2,014	SEK	17,691	JPMorgan Chase Bank N.A.	9/16/15	(76)
USD	2,748	SEK	23,556	JPMorgan Chase Bank N.A.	9/16/15	(36)
USD	2,776	SEK	22,821	JPMorgan Chase Bank N.A.	9/16/15	80
USD	23,414	SEK	198,938	JPMorgan Chase Bank N.A.	9/16/15	(93)
USD	52,816	SEK	435,767	JPMorgan Chase Bank N.A.	9/16/15	1,325
USD	57,171	SEK	482,081	JPMorgan Chase Bank N.A.	9/16/15	208
USD	162,157	SEK	1,332,926	JPMorgan Chase Bank N.A.	9/16/15	4,656
USD	211,920	SEK	1,786,844	JPMorgan Chase Bank N.A.	9/16/15	783
USD	341,018	SEK	2,903,789	JPMorgan Chase Bank N.A.	9/16/15	(2,100)
USD	641,033	SEK	5,399,620	JPMorgan Chase Bank N.A.	9/16/15	3,004
USD	3,084,799	SEK	25,451,645	JPMorgan Chase Bank N.A.	9/16/15	77,383
CHF	112,219	USD	116,369	Goldman Sachs International	9/21/15	(201)
EUR	64,125	USD	72,124	Goldman Sachs International	9/21/15	(145)
EUR	362,813	USD	417,288	Goldman Sachs International	9/21/15	(10,035)
GBP	39,127	USD	61,043	Goldman Sachs International	9/21/15	(1,010)
GBP	41,797	USD	65,366	Goldman Sachs International	9/21/15	(1,236)
SEK	711,666	USD	84,127	Goldman Sachs International	9/21/15	(26)
USD	116,038	CHF	111,125	Goldman Sachs International	9/21/15	1,002
USD	1,180,771	EUR	1,069,833	Goldman Sachs International	9/21/15	(20,105)
USD	1,546,928	GBP	990,030	Goldman Sachs International	9/21/15	27,903
USD	569,831	SEK	4,915,286	Goldman Sachs International	9/21/15	(11,033)
USD	197,812	EUR	176,060	Bank of America N.A.	10/22/15	307
USD	421,980	EUR	387,180	Bank of America N.A.	10/22/15	(12,846)
Total						$136,113

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Ambarella, Inc.	Call	9/18/15	USD	125.00	13	$715
iShares MSCI Brazil Capped ETF	Call	9/18/15	USD	33.00	50	250
PowerShares QQQ Trust, Series 1 ETF	Call	9/18/15	USD	113.00	76	342
ProShares Short VIX Short-Term Futures ETF[1]	Call	9/18/15	USD	90.00	20	200
S&P 500 Index	Call	9/18/15	USD	1,885.00	9	90,090
S&P 500 Index	Call	9/18/15	USD	2,160.00	8	360
S&P 500 Index	Call	9/18/15	USD	1,940.00	4	22,840
iShares 3-7 Year Treasury Bond ETF	Call	10/16/15	USD	124.00	27	1,755
iShares MSCI Spain Capped ETF	Call	10/16/15	USD	36.00	100	1,500
iShares Russell 2000 Index ETF	Call	10/16/15	USD	124.00	78	2,730
SPDR S&P 500 ETF Trust	Call	10/16/15	USD	203.00	23	6,187
TripAdvisor, Inc.	Call	10/16/15	USD	72.50	26	6,760
Forestar Group, Inc.	Call	11/20/15	USD	17.50	70	350
iShares Russell Mid-Cap Value Index ETF	Call	11/20/15	USD	75.00	108	5,400
PIMCO Total Return Active ETF	Call	11/20/15	USD	108.00	39	2,340
Guggenheim S&P 500 Pure Value ETF	Call	12/18/15	USD	50.00	4	830
Vanguard Total Bond Market ETF	Call	12/18/15	USD	82.00	64	8,320

See Notes to Consolidated Financial Statements.

28	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
iShares Core U.S. Credit Bond ETF	Call	1/15/16	USD	110.00	2	$260
ArcelorMittal SA — ADR	Call	1/15/16	USD	12.00	100	1,800
ArcelorMittal SA — ADR	Call	1/15/16	USD	16.00	100	800
iShares MSCI Brazil Capped ETF	Call	1/15/16	USD	33.00	25	625
Market Vectors Gold Miners ETF	Call	1/15/16	USD	16.00	81	7,938
ProShares Short VIX Short-Term Futures ETF	Call	1/15/16	USD	110.00	120	8,700
ProShares UltraShort Lehman 20+ Year ETF	Call	1/15/16	USD	60.00	34	2,142
Vanguard Consumer Staples ETF	Call	1/15/16	USD	128.00	75	24,750
Vanguard Intermediate-Term Bond ETF	Call	1/15/16	USD	85.00	2	290
iShares Russell Mid-Cap Value Index ETF	Call	2/19/16	USD	75.00	168	15,120
Vanguard Intermediate-Term Corporate Bond ETF	Call	2/19/16	USD	85.00	4	2,000
Ambarella, Inc.	Put	9/18/15	USD	95.00	13	9,620
iShares MSCI Brazil Capped ETF	Put	9/18/15	USD	33.00	50	41,125
S&P 500 Index	Put	9/18/15	USD	1,885.00	9	17,955
S&P 500 Index	Put	9/18/15	USD	1,940.00	4	13,440
Southwestern Energy Co.	Put	9/18/15	USD	17.00	10	1,315
Southwestern Energy Co.	Put	9/18/15	USD	19.00	4	1,188
iShares 3-7 Year Treasury Bond ETF	Put	10/16/15	USD	123.00	27	2,025
TripAdvisor, Inc.	Put	10/16/15	USD	70.00	26	9,750
PIMCO Total Return Active ETF	Put	11/20/15	USD	107.00	39	6,630
Guggenheim S&P 500 Pure Value ETF	Put	12/18/15	USD	50.00	4	1,020
Southwestern Energy Co.	Put	12/18/15	USD	10.00	10	220
Vanguard Total Bond Market ETF	Put	12/18/15	USD	81.00	60	14,100
SPDR S&P 500 ETF Trust	Put	12/31/15	USD	181.00	25	13,800
Crown Castle International Corp.	Put	1/15/16	USD	70.00	5	588
iPath S&P 500 VIX Short-Term Futures ETN[1]	Put	1/15/16	USD	19.00	178	35,244
iShares Core U.S. Credit Bond ETF	Put	1/15/16	USD	107.00	4	1,160
iShares MSCI Brazil Capped ETF	Put	1/15/16	USD	33.00	25	22,500
Restoration Hardware Holdings, Inc.	Put	1/15/16	USD	80.00	20	8,400
Vanguard Intermediate-Term Bond ETF	Put	1/15/16	USD	83.00	2	410
Vanguard Intermediate-Term Corporate Bond ETF	Put	2/19/16	USD	83.00	4	2,000
Southwestern Energy Co.	Put	3/18/16	USD	8.00	15	337
SPDR S&P 500 ETF Trust	Put	3/31/16	USD	155.00	73	24,528
Freeport-McMoRan, Inc.	Put	1/20/17	USD	8.00	90	15,570
Seadrill Ltd.	Put	1/20/17	USD	50.00	500	77,500
Seadrill Ltd.	Put	1/20/17	USD	8.00	100	29,500
Total						$565,319

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
S&P 500 Index	Call	9/04/15	USD	1,940.00	4	$(16,000)
S&P 500 Index	Call	9/04/15	USD	1,885.00	9	(78,840)
Kellogg Co.	Call	10/16/15	USD	67.50	40	(5,700)
BioTime, Inc.	Call	12/18/15	USD	5.00	90	(2,250)
Eastman Kodak Co.	Call	1/15/16	USD	17.50	4	(260)
BioTime, Inc.	Call	3/18/16	USD	2.50	67	(8,040)
S&P 500 Index	Put	9/04/15	USD	1,940.00	4	(5,600)
S&P 500 Index	Put	9/04/15	USD	1,885.00	9	(4,005)
S&P 500 Index	Put	9/18/15	USD	2,050.00	1	(9,290)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	29

Consolidated Schedule of Investments (continued)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Kellogg Co.	Put	10/16/15	USD	65.00	40	$(5,700)
S&P 500 Index	Put	1/15/16	USD	2,150.00	5	(107,100)
Total						$(242,785)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 22 Version 1	1.00%	InterContinental Exchange	6/20/19	USD	1,300	$ (2,042)
CDX.NA.IG Series 23 Version 1	1.00%	InterContinental Exchange	12/20/19	USD	10,000	33,218
Total						$31,176

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.76%[1]	3-month LIBOR	Chicago Mercantile	3/12/20	USD	3,000	$(51,794)
2.02%[1]	3-month LIBOR	Chicago Mercantile	3/12/22	USD	2,000	(33,879)
Total						$(85,673)

[1]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	215	$ 52,987	$ 17,980	$ 35,007
Anglo American Capital PLC	1.00%	Bank of America N.A.	9/20/19	EUR	400	23,967	7,939	16,028
Glencore Finance Canada Ltd.	1.00%	Bank of America N.A.	9/20/19	EUR	400	35,859	10,680	25,179
Telefonica SA	1.00%	Barclays Bank PLC	9/20/19	EUR	400	(4,349)	220	(4,569)
Portugal Telecom International Finance BV	5.00%	JPMorgan Chase Bank N.A.	9/20/19	EUR	400	44,476	(37,964)	82,440
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	9/20/19	USD	275	159,211	56,255	102,956
Windstream Corp.	5.00%	Morgan Stanley & Co. International PLC	9/20/19	USD	550	31,192	(48,235)	79,427
Telefonica SA	1.00%	Barclays Bank PLC	12/20/19	EUR	750	(6,796)	3,273	(10,069)
Telefonica SA	1.00%	Barclays Bank PLC	3/20/20	EUR	500	(3,617)	(4,147)	530
Portugal Telecom International Finance BV	5.00%	JPMorgan Chase Bank N.A.	3/20/20	EUR	308	39,513	(8,015)	47,528
Frontier Communications Corp.	5.00%	Bank of America N.A.	3/20/20	USD	500	(4,148)	(38,290)	34,142
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	500	9,143	23,633	(14,490)
Portugal Telecom International Finance BV	5.00%	Bank of America N.A.	6/20/20	EUR	205	27,593	(2,095)	29,688
Raiffeisen International Bank Holding AG	1.00%	JPMorgan Chase Bank N.A.	6/20/20	EUR	220	13,895	19,390	(5,495)
Rallye SA AG	5.00%	JPMorgan Chase Bank N.A.	6/20/20	EUR	225	(9,709)	(27,100)	17,391
Windstream Corp.	5.00%	Bank of America N.A.	6/20/20	USD	100	9,684	(1,508)	11,192
Assured Guaranty Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	256	(20,226)	(16,150)	(4,076)

See Notes to Consolidated Financial Statements.

30	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Federative Republic of Brazil	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	300	$28,370	$26,309	$ 2,061
Credit Suisse Group	1.00%	Morgan Stanley & Co. LLC	9/20/20	EUR	267	(4,184)	(2,700)	(1,484)
Assured Guaranty Ltd.	5.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	175	(13,316)	(15,201)	1,885
Total						$409,545	$(35,726)	$445,271

OTC Credit Default Swaps — Sold Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/16	B	USD	205	$(24,879)	$ (8,988)	$(15,891)
Realogy Group LLC	5.00%	Bank of America N.A.	9/20/19	B	USD	400	45,143	28,102	17,041
Deutsche Telekom
International Finance BV	1.00%	Barclays Bank PLC	12/20/19	BBB+	EUR	750	22,223	15,541	6,682
Volkswagen International Finance NV	1.00%	Barclays Bank PLC	3/20/20	A	EUR	500	8,092	13,546	(5,454)
Casino Guichard Perrachon SA	1.00%	JPMorgan Chase Bank N.A.	6/20/20	BBB-	EUR	300	(6,332)	879	(7,211)
UBS AG	1.00%	Morgan Stanley & Co. International PLC	9/20/20	Not Rated	EUR	267	(5,469)	5,003	(10,472)
Total							$38,778	$54,083	$(15,305)

[1]	Using Standard & Poor’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
2.33%[1]	3-month LIBOR	Credit Suisse Securities (USA) LLC	7/30/25	USD	450	$(4,337)	—		$(4,337)

[1]	Fund pays the fixed rate and receives the floating rate.

OTC Total Return Swaps

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Nortel Networks Corp.	3-month LIBOR plus 1.50%[1]	Deutsche Bank AG	4/08/16	USD	1,200	$(121,592)	—	$(121,592)
Nortel Networks Ltd.	3-month LIBOR plus 1.50%[1]	Deutsche Bank AG	4/08/16	USD	2,500	(399,887)	—	(399,887)
Total						$(521,479)	—	$(521,479)

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

Transactions in Options Written for the Year Ended August 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	409	$55,073	—	—
Options written	3,999	567,624	2,380	$339,327
Options exercised	(332)	(59,333)	—	—
Options expired	(125)	(7,249)	(75)	(16,880)
Options closed	(3,737)	(493,444)	(2,246)	(199,071)

Outstanding options, end of year	214	$62,671	59	$123,376

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	31

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of August 31, 2015, fair values of derivative financial instruments were as follows:

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation[1]	—	—	$159,890	—	$41,479	$201,369
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—		$1,350,798	—	1,350,798
Options purchased	Investments at value — unaffiliated[2]	—	—	565,319	—	—	565,319
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$737,927	—	—	—	737,927
Swaps — centrally cleared	Net unrealized appreciation[1]	—	33,218	—	—	—	33,218

Total		—	$771,145	$725,209	$1,350,798	$41,479	$2,888,631

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	$138,917	—	$160,353	$299,270
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,214,685	—	1,214,685
Options written	Options written at value	—	—	242,785	—	—	242,785
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$289,604	521,479	—	4,337	815,420
Swaps — centrally cleared	Net unrealized depreciation[1]	—	2,042	—	—	85,673	87,715

Total		—	$291,646	$903,181	$1,214,685	$250,363	$2,659,875

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$953,923	—	$301,922	$1,255,845
Foreign currency transactions	—	—	—	$1,726,350	—	1,726,350
Options purchased[1]	—	—	(81,857)	—	7,073	(74,784)
Options written	—	—	(114,879)	—	—	(114,879)
Swaps	—	$(158,946)	(240,695)	—	22,441	(377,200)

	—	$(158,946)	$516,492	$1,726,350	$331,436	$2,415,332

[1]	Options purchased are included in net realized gain (loss) from investments.

See Notes to Consolidated Financial Statements.

32	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(9,127)	—	$(149,714)	$(158,841)
Foreign currency translations	—	—	—	$(33,389)	—	(33,389)
Options purchased[2]	—	—	38,202	—	—	38,202
Options written	—	—	(41,584)	—	—	(41,584)
Swaps	—	$561,345	(923,640)	—	(69,367)	(431,662)

	—	$561,345	$(936,149)	$(33,389)	$(219,081)	$(627,274)

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

   For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$65,148,061
Average notional value of contracts — short	$54,790,167
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$66,625,917
Average amounts sold — in USD	$57,065,737
Options:
Average value of option contracts purchased	$171,747
Average value of option contracts written	$84,257
Credit default swaps:
Average notional value — buy protection	$19,333,785
Average notional value — sell protection	$2,742,025
Interest rate swaps:
Average notional value — pays fixed rate	$2,612,500
Total return swaps:
Average notional value	$5,340,697

Derivative Financial Instruments – Offsetting as of August 31, 2015
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$298,066		$46,435
Forward foreign currency exchange contracts	1,350,798		1,214,685
Options[1]	565,319	[1]	242,785
Swaps — centrally cleared	176,109		—
Swaps — OTC[2]	737,927		815,420

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,128,219		$2,319,325
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,039,494)		(289,220)

Total derivative assets and liabilities subject to an MNA	$2,088,725		$2,030,105

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	33

Consolidated Schedule of Investments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$180,298	$(54,739)	—	—	$125,559
Barclays Bank PLC	39,792	(24,239)	—	—	15,553
Deutsche Bank AG	212,198	(212,198)	—	—	—
Goldman Sachs International	28,905	(28,905)	—	—	—
JPMorgan Chase Bank N.A.	1,543,102	(1,293,750)	—	—	249,352
Morgan Stanley & Co. International PLC	84,430	(58,707)	—	—	25,723

Total	$2,088,725	$(1,672,538)	—	—	$416,187

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$54,739	$(54,739)	—	—	—
Barclays Bank PLC	24,239	(24,239)	—	—	—
Credit Suisse Securities (USA) LLC	4,337	—	—	—	$4,337
Deutsche Bank AG	546,358	(212,198)	—	$(334,160)	—
Goldman Sachs International	43,791	(28,905)	—	—	14,886
JPMorgan Chase Bank N.A.	1,293,750	(1,293,750)	—	—	—
Morgan Stanley & Co. LLC	4,184	—	—	—	4,184
Morgan Stanley & Co. International PLC	58,707	(58,707)	—	—	—

Total	$2,030,105	$(1,672,538)	—	$(334,160)	$23,407

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$8,696,182	—	$8,696,182
Common Stocks[1]	$12,036,765	1,091	$103,118	12,140,974
Corporate Bonds[1]	—	16,295,256	—	16,295,256
Floating Rate Loan Interests[1]	—	2,604,985	2,943,670	5,548,655
Investment Companies	20,011,061	—	—	20,011,061
Non-Agency Mortgage-Backed Securities	—	7,385,942	—	7,385,942
Preferred Securities	1,561,549	1,889,657	207,905	3,659,111
Taxable Municipal Bonds	—	363,130	—	363,130
U.S. Government Sponsored Agency Securities	—	1,861,362	—	1,861,362
U.S. Treasury Obligations	—	162,204	—	162,204
Warrants[1]	712,939	—	—	712,939
Short-Term Securities	19,792,005	—	—	19,792,005
Options Purchased:
Equity Contracts	565,319	—	—	565,319
Liabilities:
Investments Sold Short[1]	(16,105,746)	(1,206,762)	—	(17,312,508)

Total	$38,573,892	$38,053,047	$3,254,693	$79,881,632

[1]	See above Consolidated Schedule of Investments for values in each industry.

See Notes to Consolidated Financial Statements.

34	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$542,395	—	$542,395
Equity contracts	$159,890	—	—	159,890
Foreign currency exchange contracts	—	1,350,798	—	1,350,798
Interest rate contracts	41,479	—	—	41,479
Liabilities:
Credit contracts	—	(81,253)	—	(81,253)
Equity contracts	(381,702)	(521,479)	—	(903,181)
Foreign currency exchange contracts	—	(1,214,685)	—	(1,214,685)
Interest rate contracts	(160,353)	(90,010)	—	(250,363)

Total	$(340,686)	$(14,234)	—	$(354,920)

[1]

Derivative financial instruments are financial futures contracts, forward foreign currency exchange contracts, swaps and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$174,150	—	—	$174,150
Foreign currency at value	817,771	—	—	817,771
Cash pledged for financial futures contracts	658,670	—	—	658,670
Cash held for investments sold short	18,299,759	—	—	18,299,759
Cash pledged for centrally cleared swaps	310,993	—	—	310,993
Due from broker	1,234,927	—	—	1,234,927
Cash pledged as collateral for OTC derivatives	1,915,961	—	—	1,915,961
Liabilities:
Bank overdraft	—	$(505,665)	—	(505,665)
Due to broker	—	(770,757)	—	(770,757)

Total	$23,412,231	(1,276,422)	—	$22,135,809

During the year ended August 31, 2015, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Preferred Securities	Total

Assets:
Opening Balance, as of August 31, 2014	$151,404	—	—	$151,404
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	$5,437	—	5,437
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(48,286)	11,610	$(15,379)	(52,055)
Purchases	—	2,926,623	223,284	3,149,907
Sales	—	—	—	—

Closing Balance, as of August 31, 2015	$103,118	$2,943,670	$207,905	$3,254,693

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[2]	$(48,286)	$11,610	$(15,379)	$(52,055)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	35

Consolidated Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $633,943.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized

Assets:
Floating Rate Loan Interests	$2,620,750	Discounted Cash Flow	Internal Rate of Return[1]	9.50%

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Consolidated Financial Statements.

36	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Statement of Assets and Liabilities

August 31, 2015

Assets
Investments at value — unaffiliated (cost — $61,760,594)	$58,574,290
Investments at value — affiliated (cost — $38,566,971)	38,619,850
Cash	174,150
Cash held for investments sold short	18,299,759
Due from broker	1,234,927
Cash pledged:
Collateral — OTC derivatives	1,915,961
Financial futures contracts	658,670
Centrally cleared swaps	310,993
Foreign currency at value — (cost — $819,497)	817,771
Receivables:
Investments sold	3,326,533
Swaps	25,995
Capital shares sold	2,503
Dividends — affiliated	1,647
Dividends — unaffiliated	11,032
Interest receivable	475,138
From the Manager	322,188
Swap premiums paid	228,750
Unrealized appreciation on forward foreign currency exchange contracts	1,350,798
Unrealized appreciation on OTC swaps	509,177
Variation margin receivable on financial futures contracts	298,066
Variation margin receivable on centrally cleared swaps	176,109
Prepaid expenses	23,588

Total assets	127,357,895

Liabilities
Investments sold short at value — unaffiliated (proceeds — $18,001,916)	16,894,308
Investments sold short at value — affiliated (proceeds — $430,148)	418,200
Bank overdraft	505,665
Due to broker	770,757
Options written at value (premiums received — $186,047)	242,785
Payables:
Investments purchased	3,190,969
Capital shares redeemed	2,478
Dividends on short sales	32,766
Interest expense	21,108
Investment advisory fees	126,416
Officer’s and Trustees’ fees	3,629
Other accrued expenses	178,132
Other affiliates	131
Service and distribution fees	822
Swap premiums received	210,393
Unrealized depreciation on forward foreign currency exchange contracts	1,214,685
Unrealized depreciation on OTC swaps	605,027
Variation margin payable on financial futures contracts	46,435

Total liabilities	24,464,706

Net Assets	$102,893,189

Net Assets Consist of
Paid-in capital	105,284,124
Undistributed net investment income	519,712
Accumulated net realized loss	(723,616)
Net unrealized appreciation (depreciation)	(2,187,031)

Net Assets	$102,893,189

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	37

Consolidated Statement of Assets and Liabilities (concluded)

August 31, 2015

Net Asset Value
Institutional
Net assets	$101,167,380

Shares outstanding[1]	10,353,128

Net asset value	$9.77

Investor A
Net assets	$1,085,993

Shares outstanding[1]	111,487

Net asset value	$9.74

Investor C
Net assets	$639,816

Shares outstanding[1]	66,191

Net asset value	$9.67

[1] Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Consolidated Financial Statements.

38	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Consolidated Statement of Operations

Year Ended August 31, 2015

Investment Income
Interest	$2,200,520
Dividends — unaffiliated	306,251
Dividends — affiliated	18,610
Foreign taxes withheld	(10,801)

Total income	2,514,580

Expenses
Offering	265,747
Investment advisory	1,931,216
Service and distribution — class specific	4,004
Transfer agent — class specific	5,232
Professional	278,973
Accounting services	260,638
Pricing	164,602
Custodian	51,277
Administration	50,857
Printing	38,659
Registration	24,281
Officer and Trustees	9,017
Miscellaneous	820

Total expenses excluding dividend expense, stock loan fees and interest expense	3,085,323
Dividend expense — unaffiliated	170,313
Dividend expense — affiliated	550
Stock loan fees	59,566
Interest expense	75,639

Total expenses	3,391,391
Less fees waived by the Manager	(417,706)
Less accounting services fees waived	(82,372)
Less administration fees waived	(17,398)
Less transfer agent fees waived — class specific	(215)
Less transfer agent fees reimbursed — class specific	(4,230)
Less expenses reimbursed by the Manager	(499,396)

Total expenses after fees waived and reimbursed	2,370,074

Net investment income	144,506

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,962,868)
Investments — affiliated	(260,444)
Capital gain distributions received from affiliated investment companies	335,315
Options written	(114,879)
Financial futures contracts	1,255,845
Swaps	(377,200)
Foreign currency transactions	1,628,320
Short sales — unaffiliated	154,283
Short sales — affiliated	37,716

696,088

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,280,643)
Investments — affiliated	(158,258)
Options written	(41,584)
Financial futures contracts	(158,841)
Swaps	(431,662)
Foreign currency translations	13,400
Short sales — unaffiliated	1,285,405
Short sales — affiliated	14,455

(2,757,728)

Net realized and unrealized gain (loss)	(2,061,640)

Net Decrease in Net Assets Resulting from Operations	$(1,917,134)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	39

Statements of Changes in Net Assets

Increase in Net Assets:	Year Ended August 31, 2015[1]	Period August 7, 2014[2] to August 31, 2014

Operations
Net investment income (loss)	$144,506	$(80,803)
Net realized gain	696,088	83,363
Net change in unrealized appreciation (depreciation)	(2,757,728)	570,697

Net increase (decrease) in net assets resulting from operations	(1,917,134)	573,257

Distributions to Shareholders From[3]
Net investment income:
Institutional	(896,809)	—
Investor A	(2,216)	—
Investor C	(982)	—
Net realized gain:
Institutional	(164,728)	—
Investor A	(410)	—
Investor C	(193)	—

Decrease in net assets resulting from distributions to shareholders	(1,065,338)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,123,916	100,178,488

Net Assets
Total increase in net assets	2,141,444	100,751,745
Beginning of period	100,751,745	—

End of period	$102,893,189	$100,751,745

Undistributed (accumulated) net investment income (loss), end of period	$519,712	$(21,931)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

40	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Financial Highlights

	Institutional		Investor A		Investor C
	Year Ended August 31, 2015[1]	Period August 7, 2014[2] to August 31, 2014	Year Ended August 31, 2015[1]	Period August 7, 2014[2] to August 31, 2014	Year Ended August 31, 2015[1]	Period August 7, 2014[2] to August 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.00	$10.06	$10.00	$10.05	$10.00

Net investment income (loss)[3]	0.01	(0.01)	0.03	(0.01)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(0.19)	0.07	(0.24)	0.07	(0.23)	0.07

Net increase (decrease) from investment operations	(0.18)	0.06	(0.21)	0.06	(0.28)	0.05

Distributions from:[4]
Net investment income	(0.09)	—	(0.09)	—	(0.08)	—
Net realized gain	(0.02)	—	(0.02)	—	(0.02)	—

Total distributions	(0.11)	—	(0.11)	—	(0.10)	—

Net asset value, end of period	$9.77	$10.06	$9.74	$10.06	$9.67	$10.05

Total Return[5]
Based on net asset value	(1.84)%	0.60%[6]	(2.15)%	0.60%[6]	(2.80)%	0.50%[6]

Ratios to Average Net Assets[7]
Total expenses	3.33%	3.97%[8,9]	3.96%	4.47%[8,9]	4.79%	5.20%[8,9]

Total expenses after fees waived and reimbursed	2.33%	2.43%[8]	2.45%	2.69%[8]	3.22%	3.44%[8]

Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	2.03%	2.35%[8]	2.10%	2.60%[8]	2.85%	3.35%[8]

Net investment income (loss)	0.14%	(1.22)%[8]	0.30%	(1.48)%[8]	(0.49)%	(2.23)%[8]

Supplemental Data
Net assets, end of period (000)	$101,167	$100,549	$1,086	$102	$640	$101

Portfolio turnover rate	190%	5%	190%	5%	190%	5%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31, 2015	Period August 7, 2014[2] to August 31, 2014
Investments in underlying funds	0.35%	0.41%[8]

[8]	Annualized.

[9]

Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 7.04%, 7.51% and 8.27%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	41

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”). The Fund is classified as non-diversified.

The investment objective of the Fund is to seek total return. The Fund seeks to achieve its investment objective by allocating assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies. Each of the affiliated and unaffiliated investment managers generally provides day-to-day management for a portion of the Fund’s assets. The Manager may also manage assets directly.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Multi-Manager Alternatives Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with the Fund’s prospectus.

42	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	43

Notes to Consolidated Financial Statements (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical mode, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate.

44	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	45

Notes to Consolidated Financial Statements (continued)

Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan

46	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which, if applicable, is shown as dividend expense and interest expense, respectively, in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	47

Notes to Consolidated Financial Statements (continued)

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund typically agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps.

48	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to securities (both long and short) or markets without owning such securities or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (dividends or interest plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund will pay an amount equal to any depreciation on a long position and appreciation on a short position including dividends from such positions. Conversely, the Fund will receive any appreciation on a long position and any depreciation on a short position including dividends from such positions. In addition, the Fund will also pay or receive a variable rate of interest based on the underlying benchmark rate plus or minus a spread (“financing fees”). The benchmark and spread are determined based upon the country and/or currency of each individual underlying position. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying basket of equity securities and financing fees. The agreement allows the Manager to change the composition of the basket of securities by trading in and out of the underlying equity positions at its discretion. The resulting gains or losses are recorded in the Consolidated Statement of Operations. Certain swaps have no stated expiration and can be terminated by either party at any time.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	49

Notes to Consolidated Financial Statements (continued)

seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Effective May 1, 2015, for such

50	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.80%
$1 Billion - $3 Billion	1.69%
$3 Billion - $5 Billion	1.62%
$5 Billion - $10 Billion	1.57%
Greater than $10 Billion	1.53%

Prior to May 1, 2015, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.95%
$1 Billion - $3 Billion	1.83%
$3 Billion - $5 Billion	1.76%
$5 Billion - $10 Billion	1.70%
Greater than $10 Billion	1.66%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2015, the amount waived was $1,102.

In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2015, the amount waived was $409,508.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with Achievement Asset Management LLC (“AAM”), Benefit Street Partners, LLC (“BSP”), Independence Capital Asset Partners, LLC (“ICA”), LibreMax Capital, LLC (“LMC”), Loeb King Capital Management (“LKC”), MeehanCombs LP (“MCLP”), PEAK6 Advisors LLC (“PEAK”), QMS Capital Management LP (“QMS”), BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”), BlackRock (Singapore) Limited (“BRS”) and Ionic Capital Management LLC (“ION”). BIL, BNA and BRS are each an affiliate of the Manager. The Manager pays AAM, BSP, ICA, LMC, LKC, MCLP, PEAK, QMS, BIL, BNA, BRS and ION, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Effective September 30, 2014, the sub-advisory agreement between the Manager and PEAK was terminated due to a change in PEAK’s ownership structure. Effective January 30, 2015, the sub-advisory agreement between the Manager and LKC was terminated due to LKC’s determination to no longer provide investment advisory services to clients. Effective May 27, 2015, the sub-advisory agreement between the Manager and ICA was terminated due to ICA’s determination to no longer provide investment advisory services to clients with respect to the investment strategy provided to the Fund. As a result, the investments made with the portion of assets allocated to PEAK, LKC and ICA were sold. The proceeds from the sales were reallocated to the Fund’s other unaffiliated sub-advisors and to mutual funds affiliated with the Manager. Effective February 27, 2015 the Manager entered into a sub-advisory agreement with AAM (formerly known as PEAK6 Advisors LLC). Effective June 5, 2015, the Manager entered into a sub-advisory agreement with ION.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	51

Notes to Consolidated Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended August 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Total
$1,411	$2,593	$4,004

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$355	$26	$26	$407

For the year ended August 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$4,486	$515	$231	$5,232

The Manager acts as administrator for the Fund. For these services, the administrator receives an administration fee computed daily and payable monthly based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.05%
$500 Million - $1 Billion	0.04%
Greater than $1 Billion	0.03%

The Manager may, at its discretion, voluntarily waive all or any portion of its administration fees for the Fund, which would be included in administration fees waived in the Consolidated Statement of Operations.

Effective May 1, 2015, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Miscellaneous Other Expenses of the Fund (excluding extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any). The expense limitation as a percentage of average daily net assets is 0.16% for Institutional, Investor A and Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2017 unless approved by the Board, including a majority of the independent trustees or by a majority of the outstanding voting securities of the Fund.

Prior to May 1, 2015, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets were as follows: 2.35% for Institutional, 2.60% for Investor A and 3.35% for Investor C Shares.

These amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager, and shown as transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended August 31, 2015, the Manager waived $7,096 of investment advisory fees, which is included in fees waived by the Manager. The Manager reimbursed expenses of $499,396, which is included in expenses reimbursed by the Manager.

52	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer Agent Fees Waived	$184	$10	$21	$215
Transfer Agent Fees Reimbursed	$3,774	$333	$123	$4,230

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On August 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires August 31,
	2016	2017
Fund Level	$132,006	$523,889
Institutional	$3	$3,958
Investor A	$15	$344
Investor C	$15	$144

For the year ended August 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $570.

For the year ended August 31, 2015, affiliates received CDSCs relating to transactions in Investor A and Investor C Shares of $1,886 and $129, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer which is included in officer and trustees in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$132,877,560	$92,811,512
U.S. Government Securities	$756,291	$34,070,354

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the year ended August 31, 2015 and the period ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	53

Notes to Consolidated Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of the period ended August 31, 2015, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, amortization methods on fixed income securities, and the characterization of income from wholly owned foreign subsidiary were reclassified to the following accounts:

Distributions in excess of net investment income	$1,297,144
Accumulated net realized loss	$(1,297,144)

The tax character of distributions paid was as follows:

Ordinary income	8/31/15	$979,970
Long-term capital gains	8/31/15	85,368

Total		$1,065,338

As of August 31, 2015, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$113,663
Capital loss carryforward	(340,871)
Net unrealized losses[1]	(2,163,727)

Total	$(2,390,935)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sale, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the classification of investments and investment in wholly owned subsidiaries.

As of August 31, 2015, the Fund had a capital loss carryforwards, with no expiration dates, available to offset its future realized capital gains of $340,871.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$100,667,332

Gross unrealized appreciation	$958,618
Gross unrealized depreciation	(4,431,810)

Net unrealized depreciation	$(3,473,192)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk

54	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2015		Period August 7, 2014[1] to August 31, 2014

Institutional	Shares	Amount	Shares	Amount
Shares sold	385,315	$3,845,908	9,997,591	$99,976,594
Shares issued in reinvestment of distributions	252	2,499	—	—
Shares redeemed	(30,030)	(296,670)	—	—

Net increase	355,537	$3,551,737	9,997,591	$99,976,594

Investor A
Shares sold	162,863	$1,631,707	10,189	$101,894
Shares issued in reinvestment of distributions	159	1,572	—	—
Shares redeemed	(61,724)	(617,818)	—	—

Net increase	101,298	$1,015,461	10,189	$101,894

Investor C
Shares sold	57,482	$569,568	10,000	$100,000
Shares issued in reinvestment of distributions	17	171	—	—
Shares redeemed	(1,308)	(13,021)	—	—

Net increase	56,191	$556,718	10,000	$100,000

Total Net Increase	513,026	$5,123,916	10,017,780	$100,178,488

[1]	Commencement of operations.

At August 31, 2015, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	Investor A	Investor C
9,980,000	10,000	10,000

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective September 29, 2015, the Manager terminated the sub-advisory agreement with MCLP.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Manager Alternative Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”, a series of BlackRock Funds, as of August 31, 2015, and the related consolidated statement of operations, the consolidated statement of changes in net assets for the year then ended and statement of changes in net assets for the period ended August 31, 2014, and the consolidated financial highlights for the year then ended and financial highlights for the period ended August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Multi-Manager Alternative Strategies Fund as of August 31, 2015, the consolidated result of its operations, the consolidated changes in its net assets for the year then ended and changes in net assets for the period ended August 31, 2014, and the consolidated financial highlights for the year then ended and financial highlights for the period ended August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 29, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2015:

	Payable Date

Qualified Dividend Income for Individuals[1]	12/31/14	12.39%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/31/14	9.36%
Interest-Related Dividends for Non-U.S. Residents[2]	12/31/14	5.03%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.008503 per share to shareholders of record on December 9, 2014.

56	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 159 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 159 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 159 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 159 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 159 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 159 Portfolios	None

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	57

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 159 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 159 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock(“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock and its affiliates.

58	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	59

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors Achievement Asset Management LLC Chicago, IL 60604	QMS Capital Management LP Durham, NC 27707	Custodian The Bank of New York Mellon New York, NY 10286

Legal Counsel Sidley Austin LLP New York, NY 10019	Benefit Street Partners, LLC New York, NY 10019	BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Ionic Capital Management LLC New York, NY 10017	BlackRock Asset Management North Asia Limited 2 Queen’s Road Central Hong Kong	Distributor BlackRock Investments, LLC New York, NY 10022

	LibreMax Capital, LLC New York, NY 10022	BlackRock Singapore Limited 079912 Singapore	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

MeehanCombs LP Stamford, CT 06902

60	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MMAS-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$82,750	$60,000	$0	$0	$30,000	$15,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$30,000	$15,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: November 3, 2015

5